SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|      Preliminary Proxy Statement
|_| Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to ss. 240.14a-12

                                 SUN & SURF INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
(2)      Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined):

         -----------------------------------------------------------------------

(4)      Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)      Total fee paid:

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|_|      Fee paid previously with preliminary materials

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(6)      Amount Previously Paid:

         -----------------------------------------------------------------------
(7)      Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------
(8)      Filing Party:

         -----------------------------------------------------------------------
(9)      Date Filed:

         -----------------------------------------------------------------------

                                 SUN & SURF INC.
                               8540 Ashwood Drive
                         Capitol Heights, Maryland 20743
                                 (301) 324-4992




                                February 6, 2004




Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders of Sun & Surf Inc. (the "Company") to be held at 2:00 p.m., Eastern Standard Time, on Tuesday, February 17, 2004, at the Company's corporate offices, 8540 Ashwood Drive, Capitol Heights, Maryland 20743.

         You will be asked to consider five proposals concerning the change of the Company's name to IJJ Corporation, the reincorporation of the Company in Delaware, the election of new members to the Company's Board of Directors, the adoption of a stock option plan, and ratification of the appointment of the Company's independent public accountants, respectively. These matters are explained more fully in the attached Proxy Statement, which you are encouraged to read.

         The Board of Directors recommends that you approve the proposals and urges you to return your signed Proxy card at your earliest convenience, whether or not you plan to attend the annual meeting.

         Thank you for your cooperation.

                                                     Sincerely,


                                                      /s/ Larry L. Brooks, Sr.
                                                     Larry L. Brooks, Sr.
                                                     Secretary

                                 SUN & SURF INC.
                               8540 Ashwood Drive
                         Capitol Heights, Maryland 20743
                                 (301) 324-4992




      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 17, 2004


         Notice is hereby given that the Annual Meeting of the Shareholders of Sun & Surf Inc., a New York corporation (the "Company"), will be held on Tuesday, February 17, 2004, at 2:00 p.m., Eastern Standard Time, at the Company's corporate offices, 8540 Ashwood Drive, Capitol Heights, Maryland 20743, for the following purposes:

         (1)      To change the Company's name to IJJ Corporation;

         (2)      To reincorporate the Company in Delaware;

         (3) To elect four (4) members to the Company's Board of Directors to hold office until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified;

         (4) To approve a new stock option plan for the benefit of the Company's employees, officers, directors and advisors (the "2004 Plan");

         (5) To ratify the appointment of Schwartz Levitsky Feldman llp as independent public accountants for the Company; and

         (6) To transact such other business as may properly come before the meeting or any adjournment thereof.

         The holders of record of common stock of the Company at the close of business on December 19, 2003, will be entitled to vote at the meeting.


                                              BY ORDER OF THE BOARD OF DIRECTORS


                                               /s/ Larry L. Brooks, Sr.
                                              Larry L. Brooks, Sr.
                                              Secretary

                                 SUN & SURF INC.
                               8540 Ashwood Drive
                         Capitol Heights, Maryland 20743
                                 (301) 324-4992




                             ----------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 17, 2004
                             ----------------------


                    SOLICITATION AND REVOCABILITY OF PROXIES

         A Proxy in the accompanying form is being solicited by the Board of Directors (the "Board of Directors") of Sun & Surf Inc. (the "Company") for use at the Company's Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Company's corporate offices, 8540 Ashwood Drive, Capitol Heights, Maryland 20743, at 2:00 p.m. Eastern Standard Time, on Tuesday, February 17, 2004, and at any adjournment thereof. The Company will bear the cost of such solicitation, including charges and expenses of brokerage firms, banks and others for forwarding solicitation material to beneficial owners. In addition to the use of the mails, Proxies may be solicited by officers and employees of the Company, without remuneration, by personal contact, telephone or facsimile. Proxies, together with copies of this Proxy Statement, are being mailed to shareholders of the Company (the "Shareholders") on or about February 6, 2004.

         Execution and return of the enclosed Proxy will not in any way affect a Shareholder's right to attend the Annual Meeting and to vote in person, and any Shareholder giving a Proxy has the power to revoke it at any time before it is voted by filing with the Secretary of the Company a written revocation or duly executed Proxy bearing a later date. A Proxy, when executed and not revoked, will be voted in accordance with the instructions thereon.

                          VOTING SECURITIES AND QUORUM

         Shareholders of record at the close of business on December 19, 2003 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. On the Record Date, the Company had issued and outstanding 21,530,000 shares of $0.001 par value common stock (the "Common Stock"). The presence, in person or by Proxy, of the holders of a majority of the issued and outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes (defined below) will be counted as present for purposes of determining the presence of a quorum. Each holder of Common Stock will be entitled to one vote per share held. Neither the Certificate of Incorporation, as amended, nor the bylaws of the Company provide for cumulative voting rights.

         In the absence of specific instructions, Proxies will be voted by the individuals named in the Proxy "FOR" the changing of the Company name to IJJ Corporation, "FOR" the reincorporation of the Company in Delaware, "FOR" the election as directors of those four nominees named in this Proxy Statement, "FOR" the approval of the new stock option plan for the benefit of the Company's employees, officers, directors and advisors, "FOR" the proposal to ratify the appointment of Schwartz Levitsky Feldman llp as independent public accountants for the Company, and in accordance with their best judgment on all other matters that may properly come before the Annual Meeting.

         For the purpose of determining the vote required for approval of matters to be voted on at the Annual Meeting, shares held by Shareholders who abstain from voting on a matter will be treated as being "present" and "entitled to vote" on the matter, and, therefore, an abstention (withholding a vote as to all matters) has the same legal effect as a vote against the matter. However, in the case of a broker non-vote or where a Shareholder withholds authority from his Proxy to vote the Proxy as to a particular matter, such shares will not be treated as "present" or "entitled to vote" on the matter, and, therefore, a broker non-vote or the withholding of a Proxy's authority will have no effect on the outcome of the vote on the matter. A "broker non-vote" refers to shares of Common Stock represented at the Annual Meeting in person or by Proxy by a broker or nominee where such broker or nominee (1) has not received voting instructions on a particular matter from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on such matter.

         The enclosed form of Proxy provides a method for Shareholders to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. The names of all nominees are listed on the Proxy card. If you wish to grant authority to vote for all nominees, check the box marked "FOR." If you wish to withhold authority to vote for all nominees, check the box marked "WITHHOLD." If you wish your shares to be voted for some nominees and not for one or more of the others, check the box marked "FOR" and indicate the nominee(s) for whom you are withholding the authority to vote by listing such nominee(s) in the space provided. If you check the box marked "WITHHOLD," your shares will neither be voted for nor against a director but will be counted for quorum purposes.

         The favorable vote of the holders of a majority of the shares of Common Stock present in person or by Proxy at the Annual Meeting is required for the approval of matters presented at the Annual Meeting, except that with regard to the election of directors, the four individuals receiving the greatest number of votes shall be deemed elected even though not receiving a majority.

                    MATTERS TO COME BEFORE THE ANNUAL MEETING

Proposal 1:  Changing the Company's Name to IJJ Corporation

         The Board of Directors has concluded that it is advisable for the Company to change its name to IJJ Corporation. The name change will be done in the process of reincorporating the Company in Delaware through the merger of the Company with and into its wholly-owned subsidiary IJJ Corporation, a Delaware corporation ("IJJ"). See "Proposal 2: Reincorporation of Sun & Surf Inc. in the State of Delaware." The Board of Directors recommends that the Shareholders approve and adopt the name change as part of reincorporating in Delaware.


Reasons

         The Board of Directors believes the proposed name will better describe the Company as it has evolved from its creation in November 2000. Effective October 6, 2003, the Company ceased its prior business operations and decided to only carry on the business of Management Solutions and Systems, Inc. ("MSSI"), a wholly-owned subsidiary of the Company. For a description of the transaction between the Company and MSSI, see "Certain Relationships and Related Transactions." Through MSSI the Company offers internet technology ("IT") services in the areas of: (i) enterprise management implementation and sustainment services for Computer Associates Unicenter suite of solutions; (ii) customer relationship management and call center management services; (iii) customized training solutions that can incorporate new technologies such as web broadcasting, virtual classrooms and multimedia; and (iv) IT management services such as business process re-engineering ("BRP"), Requirements Analysis, Strategic Planning, Independent Verification and Validation ("IV&V"), and other pre-implementation services.

         The Board of Directors has unanimously adopted resolutions to change the name of the Company as part of the reincorporation of the Company in Delaware. If adopted by the Shareholders, it is anticipated that the new name will become effective at the time set forth in each of the Certificate of Merger to be filed with the Secretary of State of New York and the Certificate of Merger to be filed with the Secretary of State of the State of Delaware
(hereinafter, the merger documents are to be collectively referred to as the "Reincorporation Documents").

         The Board of Directors recommends that the Shareholders vote "FOR" changing the Company's name. The affirmative vote of the holders of a majority of the shares of Common Stock present or by Proxy and entitled to vote at the Annual Meeting is necessary to approve changing the Company's name. Following the consummation of the name change and reincorporation, the symbol for the Company's Common Stock on the OTC Bulletin Board will be changed to a symbol related to the new name of the Company.

Proposal 2:  Reincorporation of the Company in the State of Delaware

         At the Annual Meeting you will be asked to vote upon the reincorporation of the Company from the State of New York to the State of Delaware. The reincorporation will be effected pursuant to an Agreement and Plan of Merger, dated as of December 18, 2003 (the "Merger Agreement"), by and between the Company and IJJ, a Delaware corporation and a wholly owned subsidiary of the Company. See "Proposal 1: Change the Company's Name to IJJ Corporation." On December 18, 2003, the board of directors of each of the companies unanimously approved the Merger Agreement, and subsequently the Company, as the sole stockholder of IJJ, adopted the Merger Agreement. The Merger Agreement is attached as Exhibit "A" to this Proxy Statement.


Principal Reasons for Reincorporation in Delaware

         The Company believes that reincorporating in Delaware will provide a greater measure of flexibility and simplicity in its corporate transactions and reduce its taxes and other costs of doing business. The Company also believes Delaware provides a recognized body of corporate law that will facilitate corporate governance by our officers and directors. Delaware is a favorable legal and regulatory environment in which to operate and where a substantial number of Fortune 500 companies and New York and American Stock Exchange listed firms are incorporated today. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that which we propose. Because of Delaware's long-standing policy of encouraging incorporation in that state, and consequently its preeminence as the state of incorporation for many major corporations, the Delaware courts have developed a considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. It is anticipated that Delaware corporate law will continue to be interpreted and explained in a number of significant court decisions that may provide greater predictability with respect to our corporate legal affairs. Certain aspects of Delaware corporate law have, however, been criticized on the ground that they do not afford minority stockholders the same substantive rights and protection as are available in a number of other states. For a discussion of certain differences in stockholders' and shareholders' rights and the powers of management under the Delaware General Corporation law and New York law, respectively, see "Differences Between the Corporate Laws Affecting the Company and IJJ."

         In addition to the reasons stated above, the Company desires to reincorporate so the Company can change its name.


Principal Features of the Reincorporation

         The Company's reincorporation in Delaware will be effected by merging the Company with and into IJJ. IJJ will be the surviving entity. The Company anticipates that the reincorporation will become effective as provided in the Reincorporation Documents.

         Upon completion of the reincorporation, each of the Shareholders as of the Record Date will be entitled to receive one share of IJJ common stock for each share of Common Stock such Shareholder owned on the Record Date. Each share of IJJ common stock owned by the Company will be canceled and resume the status of authorized and unissued IJJ common stock. As a result of the reincorporation, the Company will cease its corporate existence in the State of New York.

         The Certificate of Incorporation and bylaws of IJJ are different from the Certificate of Incorporation and bylaws of the Company. The Certificate of Incorporation and bylaws of IJJ are attached as Exhibits "B" and "C" to this Proxy Statement, respectively.

         Your rights as Shareholders may be affected by the reincorporation by, among other things, the differences between the laws of the State of New York, which govern the Company, and the laws of the State of Delaware, which govern IJJ. See the information under "Differences Between the Corporate Laws Affecting the Company and IJJ " for a summary of the differences between the corporate laws of the State of New York and the State of Delaware.

         The reincorporation will not result in any changes in the Company's business, management, assets, liabilities or net worth. IJJ is currently our wholly-owned subsidiary and, upon completion of the reincorporation, will succeed by operation of law to all of our business, assets and liabilities. The board of directors and officers of IJJ will consist of the same persons who are our directors and officers immediately prior to the reincorporation. Our daily business operations will continue at our principal executive offices at 8540 Ashwood Drive, Capitol Heights, Maryland 20743.


Capitalization

         The authorized capital of the Company on the date of this Proxy Statement consisted of 100,000,000 shares of common stock, $0.001 par value per share. On the date of this Proxy Statement, there were 21,530,000 shares of our common stock issued and outstanding. The authorized capital of IJJ consists of 110,000,000 shares of capital stock divided into 100,000,000 shares of common stock, $.001 par value per share, and 10,000,000 shares of preferred stock, $.001 par value per share. The board of directors of IJJ has not adopted any designations, rights or preferences for preferred stock. As a result of the reincorporation and exchange of the common stock, IJJ will have outstanding 21,530,000 shares of common stock and no shares of preferred stock outstanding. Accordingly, the board of directors of IJJ will have available 78,470,000 shares of common stock and 10 million shares of preferred stock which are authorized but unissued and unreserved. The reincorporation will not affect the total shareholders' equity or total capitalization of the Company.

         The board of directors of IJJ may authorize, without further stockholder approval, the issuance of such shares of preferred stock to such persons, for such consideration, and upon such terms as the board of directors determines. Such issuance could result in a significant dilution of the voting rights and the stockholders' equity of then existing stockholders.

         There are no present plans, understandings or agreements, and the Company is not engaged in any negotiations that will involve the issuance of preferred stock. However, the Board of Directors believes it prudent to have shares of preferred stock available for such corporate purposes as the Board of Directors may from time to time deem necessary and advisable including for acquisitions and the raising of additional capital, for which there are no present binding agreements or understandings.

         Issuance of additional authorized common stock or preferred stock may have the effect of (1) deterring or thwarting persons seeking to take control of IJJ through a tender offer, proxy fight or otherwise, (2) prohibiting the removal of incumbent management or (3) impeding a corporate transaction such as a merger. For example, the issuance of common stock or preferred stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more costly.


Differences Between the Corporate Laws Affecting the Company and IJJ

         The Company was incorporated under the laws of the State of New York and IJJ is incorporated under the laws of the State of Delaware. Those Shareholders who do not exercise their dissenters' rights will become stockholders of IJJ, and their rights as stockholders will be governed by the
General Corporation Law of the State of Delaware (the "DGCL") and the Certificate of Incorporation and bylaws of IJJ, rather than the current
Certificate  of  Incorporation  and bylaws of the Company.  The  Certificate  of
Incorporation and bylaws of IJJ are different from our Certificate of Incorporation and bylaws.

         The corporate laws of New York and Delaware have differences, the important aspects of which are summarized below:

         Preemptive Rights; Cumulative Voting. Delaware corporation law does not require stockholders and New York corporation law does not require shareholders to have preemptive rights or the right of cumulative voting. Shareholders of the Company do not now have preemptive rights or the right of cumulative voting. Since IJJ's Certificate of Incorporation denies such rights, the Company's Shareholders will not have such rights as stockholders of IJJ either.

         Voting rights. Under New York law, shareholders generally have the right to vote on all mergers to which the corporation is a party. In some circumstances, different classes of securities may be entitled to vote separately as classes with respect to such transactions. Under both New York and Delaware law, approval by the holders of a majority of all outstanding shares is required to approve a merger, unless the certificate of incorporation provides otherwise. Neither the Company's nor IJJ's charter provides otherwise. Unless the certificate of incorporation provides otherwise, a parent company owning at least ninety percent of the outstanding shares of each class of a domestic subsidiary or subsidiaries may (i) merge such other subsidiary or subsidiaries into itself without any shareholder approval or (ii) with the shareholder approval of the parent company, a parent company may merge into one of its 90 percent held subsidiaries.

         Under Delaware law, unless a certificate of incorporation provides otherwise, stockholders of the surviving corporation in the merger have no right to vote, except under limited circumstances, on the acquisition by merger directly into the surviving corporation in cases where:

         o the agreement of merger does not amend in any respect the certificate of incorporation of such corporation;

         o each share of stock of such corporation outstanding immediately prior to the effective date is to be an identical outstanding or treasury share of the corporation after the effective date of the merger; and

         o the authorized unissued shares of the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such corporation outstanding immediately prior to the effective date of the merger. IJJ's Certificate of Incorporation does not alter the statutory rules described above.

         Sale, Lease or Disposition of Property. Any Delaware or New York corporation may sell, lease or exchange all or substantially all of its property and assets when and as authorized by a majority of the outstanding stock of the corporation entitled to vote thereon, unless the certificate of incorporation provides to the contrary. The certificates of incorporation of the Company and IJJ do not so provide.

         Appraisal Rights. Generally, shareholders of a New York corporation entitled to vote have the right to receive payment of the fair value of their shares in the event a shareholder does not assent to the corporation being a party to a merger, sale of assets or share exchange. This right is subject to exceptions including an exception where the shares are listed on a national securities exchange or designated as a national market system security on an interdealer qualification system by the National Association of Securities Dealers, Inc. See "Rights of Dissenting Shareholders" for a summary of how to exercise this right under New York law.

         Stockholders of a Delaware corporation have no appraisal rights in the event of a merger or consolidation of the corporation if the stock of the Delaware corporation is listed on a national securities exchange or such stock is held of record by more than 2,000 stockholders, or in the case of a merger in which the Delaware corporation is the surviving corporation, if:

         o the agreement of merger does not amend the certificate of incorporation of the surviving corporation;

         o each share or stock of the surviving corporation outstanding immediately prior to the effective date of the merger is identical to an outstanding share of the surviving corporation after the effective date of the merger; and

         o the increase in the outstanding shares as a result of the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger.

         Even if appraisal rights would not otherwise be available under Delaware law in the cases described in the preceding sentence, stockholders would have appraisal rights nevertheless if they were required by the terms of the agreement of merger or consolidation to accept for their stock anything other than the shares of stock of either the surviving corporation or of any other corporation whose shares will be either listed on a national securities exchange or held of record by more than 2,000 stockholders, or cash in lieu of fractional shares, or a combination of said shares in cash. Otherwise, stockholders of a Delaware corporation have appraisal rights in consolidations and mergers. Under Delaware law, any corporation may provide in its certificate of incorporation that appraisal rights will also be available as a result of an amendment to its certificate of incorporation or the sale of all or substantially all of the assets of the corporation. No such provisions are in the Certificate of Incorporation of IJJ.

         Shareholder Action; Election of Directors; Voting. Under New York law, any action to be taken by shareholders may be taken without a meeting, without prior notice and without a vote if all shareholders entitled to vote on the matter consent to the action in writing. If a corporation's certificate of incorporation so provides, shareholder action may be taken under New York law by a consent signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting. Under Delaware law, unless a certificate of incorporation provides otherwise, any action to be taken by stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the actions that are taken, is signed by the holders of outstanding stock having not less than the minimum number of votes would be necessary to authorize or take such action at a meeting at which all shares entitled to vote that thereon were present and voted. The Certificate of Incorporation of IJJ does not alter the statutory rule as to action which may be taken by written consent of the stockholders.

         Under New York law, unless the certificate of incorporation or bylaws provide otherwise, any vacancy occurring in the board of directors may be filled by the affirmative vote of a majority of the remaining directors. However, (i) unless the certificate of incorporation or a provision of the bylaws adopted by the shareholders provides otherwise, a vacancy occurring by removal of a director for cause may be filled only by vote of the shareholders and (ii) unless the certificate of incorporation or bylaws provide otherwise, whenever a certain class of shareholders is allowed to elect one or more directors, any vacancy shall be filled by a majority of the directors elected by such class, or, if no such director is in office, then according to the same rules described above. A director elected to fill a vacancy, unless elected by the shareholders, shall hold office until the next meeting of shareholders at which the election of directors is in the regular order of business, and until his successor has been elected and qualified. Under Delaware law, unless the certificate of incorporation or bylaws provide otherwise, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office. The Certificate of Incorporation of IJJ does not provide otherwise. Accordingly, the directors of IJJ will have the ability to increase the size of the board, subject to limitations imposed by the bylaws, at their discretion, with those newly appointed members serving until the next meeting of stockholders at which directors are elected.

         New York and Delaware law both provide that special meetings of shareholders or stockholders may be called by the board of directors or such other persons as are authorized in the certificate of incorporation or bylaws.
The bylaws of the Company and IJJ provide for the call of a special stockholders' meeting by the Board of Directors, the Chairman of the Board of Directors or the President of the Company.

         Restrictions on Business Combinations. New York and Delaware law contain provisions restricting the ability of a corporation to engage in business combinations with an interested shareholder or stockholder. New York law prohibits any "business combination" with, involving or proposed by any "interested shareholder" for a period of five years after the date on which the interested shareholder became an interested shareholder, unless before such date either the business combination, or the purchase of stock by the interested shareholder that caused it to become an interested shareholder, is approved by the board of directors of the corporation. After the five-year period, a business combination between a New York corporation and such interested shareholder is prohibited unless either:

         o        certain "fair price" provisions are complied with; or

         o the business combination is approved by a majority of the outstanding voting stock not beneficially owned by such interested shareholder or its affiliates.

         Under New York law, a "business combination" includes a variety of transactions, including mergers, sales or dispositions of assets, issuances of stock, liquidations, reclassifications and benefits from the corporation, including loans or guarantees. An "interested shareholder" is a person who, directly or indirectly, beneficially owns 20% or more of the outstanding voting stock of a New York corporation. A New York corporation may choose not to be covered by the statute with the approval of a majority of the disinterested shareholders. However, the opt out provision does not become effective until 18 months after the successful vote.

         Under Delaware law, a corporation which is listed on a national securities exchange, included for quotation on the Nasdaq Stock Market or held of record by more than 2,000 stockholders is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless:

         o the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder;

         o the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or

         o on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's board of directors and by the holders of at least 66 2/3% of the corporation's outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder.

         Delaware law defines "interested stockholder" generally as a person who owns 15% or more of the outstanding shares of a corporation's voting stock. A Delaware corporation may opt-out of the statute with appropriate provisions in its certificate of incorporation. IJJ has not opted out of the applicable statutes.


Rights of Dissenting Shareholders

         Any of our shareholders of record may exercise dissenters' rights in connection with the reincorporation by properly complying with the requirements of Sections 910 and 623 of New York law. By exercising dissenters' rights, any such shareholder would have the "fair value" of his common stock determined by
(i) mutual agreement of IJJ and the shareholder or (ii) a court, and paid to him or it in cash.

         Below is a summary of the statutory procedures that a shareholder of a New York corporation must follow in order to exercise dissenters' rights under New York law. This summary includes all important aspects of the law, but is not complete and is qualified in its entirety by reference to Sections 910 and 623 of the New York law, the text of which is set forth in full in Exhibit "D" to this Proxy Statement.

         New York law provides that each shareholder of a New York corporation has the right to dissent from certain transactions, including the reincorporation of a corporation requiring the special authorization of the shareholders. Any shareholder of a New York corporation who objects to a reincorporation of the corporation may exercise the rights and remedies of a dissenting shareholder under Sections 910 and 623 of New York law. Because this action is being taken at an annual meeting of shareholders, any Shareholder desiring to exercise his right of dissent must file with the Company, before the meeting, or at such meeting but before the vote, written objection to the merger. The objection shall include the name and residence address, the number and class of the shares of stock as to which such Shareholder dissents and a demand for payment of the fair value of his shares if the action is taken.

         Within ten days after the Shareholders approve the merger, the Company shall give written notice of such authorization by registered mail to each Shareholder who filed a written objection, except for those shareholders who voted for or consented in writing to the merger and who thereby are deemed to have elected to not enforce their right to receive payment for their shares.

         A Shareholder may not dissent as to less than all of the shares, as to which he has a right to dissent, held by him of record, that he owns beneficially. Upon consummation of the merger, any Shareholder who has properly demanded payment for his or its shares of stock will not have any rights as a Shareholder, except the right to receive payment for his or its shares and the right to obtain relief on the ground that the merger was or will be unlawful or fraudulent as to him.

         A Shareholder may withdraw his notice of election to dissent at any time prior to his acceptance in writing of an offer made by the Company, but in no case later than sixty days from the date of consummation of the merger, except that if the Company fails to make a timely offer, a Shareholder's right to withdraw his notice of election shall be extended until sixty days from the date an offer is made. Upon the expiration of such period, the withdrawal of notice of election shall require the written consent of the Company.

         At the time of filing the notice of election to dissent or within one month thereafter, the Shareholder shall submit the certificates representing his shares to the corporation, or to its transfer agent, which shall note conspicuously thereon that a notice of election has been filed and shall return the certificates to the shareholder. Any Shareholder who fails to submit his certificates for such notation shall, at the option of the Company, lose such shareholder's dissenter's rights unless a court decides otherwise. The Company may exercise such option by giving written notice to the Shareholder within forty-five days from the date of the Shareholder filing such notice of election to dissent.

         Within fifteen days after the end of the period during which Shareholders may file their notices of election to dissent, or within fifteen days after the merger is consummated, whichever is later (but in no case later than 90 days from the shareholder's authorization date), IJJ shall make a written offer by registered mail to each Shareholder who has filed such notice of election to pay for such shareholder's shares at a specified price which the corporation considers to be their fair value. The offer will be accompanied by a statement setting forth the aggregate number of shares with respect to which notices of election to dissent have been received and the aggregate number of holders of such shares. If the merger has been consummated, such offer shall also be accompanied by: (1) advance payment to each Shareholder who has submitted the certificates representing his shares to the corporation of an amount equal to eighty percent of the amount of such offer, or (2) as to each Shareholder who has not yet submitted his certificates, a statement that advance payment to him of an amount equal to eighty percent of the amount of such offer will be made by the corporation promptly upon submission of his certificates. If the merger has not been consummated at the time of making the offer, such advance payment or statement as to advance payment shall be sent to each entitled Shareholder upon the consummation of the merger. Every advance payment or statement as to advance payment shall include advice to the Shareholder that acceptance of such payment does not constitute a waiver of any dissenter's rights. In addition the offer shall be accompanied by, under certain circumstances, a copy of the balance sheet and profit and loss statement of the Company. If within thirty days after the making of the offer, IJJ and any Shareholder agree upon the price to be paid for his shares, payment shall be made within sixty days after the making of such offer or the consummation of the merger, whichever is later, upon the surrender of the certificates for any such shares represented by certificates.

         If IJJ fails to make such an offer within the applicable fifteen day period, or if it makes the offer and any dissenting Shareholder or Shareholders fail to agree, within the thirty day period following the offer, with it upon the price to be paid for their shares, IJJ shall institute a special proceeding in the supreme court in the judicial district in which the office of the corporation is located to determine the rights of dissenting Shareholders and to fix the fair value of their shares. If, in the case of merger or consolidation, the surviving or new corporation is a foreign corporation without an office in this state, such proceeding shall be brought in the county where the office of the domestic corporation, whose shares are to be valued, was located. This proceeding shall be instituted by IJJ, within twenty days after the expiration of the applicable fifteen day or thirty day period mentioned above. If IJJ fails to institute the proceeding in the applicable twenty day period, any dissenting Shareholder may institute such proceeding not later than thirty days after the expiration of the twenty day period. If such proceeding is not instituted within the thirty day period, all dissenter's rights shall be lost unless the supreme court, for good cause decides otherwise.

         All dissenting Shareholders, except those who had agreed on a price with IJJ, shall be made parties to the proceeding. In fixing the fair value of the shares, the court shall consider the nature of the merger and its effects on the Company and its Shareholders, the concepts and methods then customary in the relevant securities and financial markets for determining fair value of shares of a corporation engaging in a similar transaction under comparable circumstances and all other relevant factors. The court shall determine the fair value of the shares without a jury and without referral to an appraiser or referee. The final order in the proceeding shall be binding on all dissenting shareholders who are parties to the proceeding. Within sixty days after the final determination of the proceeding, IJJ shall pay to each dissenting
Shareholder the amount found to be due him, upon surrender of the stock certificates.

         Notice and other communications with respect to dissenters' rights should be addressed to the Company at 8540 Ashwood Drive, Capitol Heights, Maryland 20743.

         The provisions of New York law are technical and complex. It is suggested that any Shareholder who desires to exercise rights to dissent consult legal counsel, because failure to comply strictly with such provisions may lead to a loss of dissenters' rights.

         The Board of Directors recommends that the Shareholders vote "FOR" reincorporating in Delaware. The affirmative vote of the holders of a majority of the shares of Common Stock present in person or by Proxy and entitled to vote at the Annual Meeting is necessary to approve the reincorporation of the Company in Delaware. If the proposal is not passed, the Company will remain incorporated under New York law.

Proposal 3:  Election of Directors

         At the Annual Meeting, four directors constituting the entire Board of Directors are to be elected. All directors of the Company hold office until the next annual meeting of shareholders or until their respective successors are duly elected and qualified or their earlier resignation or removal.

         It is the intention of the persons named in the Proxies to vote the Proxies for the election of the nominees named below, unless otherwise specified in any particular Proxy. The management of the Company does not contemplate that any of the nominees will become unavailable for any reason, but should any of the nominees become unavailable prior to the Annual Meeting, Proxies will be voted for another nominee, or other nominees, to be selected by the Board of Directors. A Shareholder entitled to vote for the election of directors may withhold authority to vote for certain nominees for director or may withhold authority to vote for all nominees for director. The director nominees receiving a plurality of the votes of the holders of shares of Common Stock, present in person or by Proxy at the Annual Meeting and entitled to vote on the election of directors, will be elected directors.

         The persons listed below have been nominated by the Board of Directors as nominees for election to fill the four director positions.

        Nominee           Age  Position with the Company          Director Since
        ----------------  ---  ---------------------------------  --------------

        Clifford Pope      52  President, Chairman of the Board,  October 2003
                               Treasurer and Director
        Larry L. Brooks    52  Vice President, Secretary and      October 2003
                               Director
        Larry Swinton      51  Director                           October 2003
        Robert L. Waller   53  None                               N/A

Information Regarding Nominees For Election As Directors

Background of Nominees for Director

         Clifford Pope has served as the Company's President, Chairman of the Board, Treasurer and Director since October 2003. He founded Pope Enterprise Incorporated in May 1997 which subsequently changed its name to Management Solutions and Systems, Inc. in December 1998. He currently serves as MSSI's President. Mr. Pope has been involved in technical sales and business development in data processing and information technologies since 1976. From 1991 to 1997, Mr. Pope was president of Diversified Solutions, Corporation
(DSC). DSC specialized in government facility network operations, telecommunication services, and general management IT services. He served from 1986 to 1991 as CEO of American Microframe Technologies (AMT), a computer manufacturing and network design company, where he held 51% ownership of the company.

         Larry L. Brooks has served as the Company's Vice President, Secretary and Director since October 2003. He joined MSSI in 1998 as an Executive Vice President, and still retains this position. Mr. Brooks has 25 years of management experience selling IT products. From 1994 to 1997, Mr. Brooks was Executive Vice President with Corporate Systems & Resources ("CSR"). CSR provides computer products and services to State and Federal Government agencies. From 1981 to 1994, he owned and operated a computer retail store specializing in selling personal computers, computer peripheral and related products.

         Larry Swinton has served as a Director for the Company since October 2003. He joined MSSI in 1998 as Vice President, and currently serves as its Vice President of Operations. From 1992 to 1998, Mr. Swinton was Director of Information Systems at Metters Industries, Inc., an IT services company. Before accepting a position at Metters, he served twenty years in the U.S. Air Force were he supervised and trained military and civilian personnel in the operation of sophisticated ADP equipment and programming. He retired from the military in 1992.

         Robert L. Waller has been the President and Chief Executive  Officer of
R. L. Waller & Associates, Inc., a certified public accounting and management consulting firm, since 1993. Before working at Waller & Associates, from 1991 to 1993, he served as group manager with the Federal Deposit Insurance Corporation where he supervised 12 accountants. During the same time period he worked as a senior tax specialist with the Resolution Trust Corporation. From 1988 to 1991, he worked as a Certified Public Accountant with local CPA firms in Washington D.C. He was employed with the Internal Revenue Service in the capacity as an IRS agent from 1974 to 1988.

Board of Directors and Committee Meetings Attendance

         During the fiscal year ended October 31, 2003, the Board of Directors held one meeting, an annual meeting, on December 19, 2002. None of the current directors of the Company attended the meeting because they were not directors of the Company on such date. The Company does not have any committees. The Company currently does not pay directors a fee for attending scheduled and special meetings of the Board of Directors. The Company does not pay expenses of its directors for attending meetings.

         The Board of Directors recommends that the Company shareholders vote "FOR" the nominees named in this Proxy Statement. The four individuals receiving the greatest number of votes shall be deemed elected even if they do not receive a majority vote.

Proposal 4:  Approval of a New Stock Option Plan

         The Board of Directors proposes that the Shareholders approve a new stock option plan for the benefit of the Company's employees, officers, directors and advisors (the "2004 Plan"). The 2004 Plan was adopted by the Board of Directors on December 18, 2003. The 2004 Plan terminates on December 18, 2013 as to incentive stock options and December 18, 2053, as to nonqualified stock options, unless earlier terminated by the Board of Directors. The 2004 Plan is being implemented to encourage ownership of Common Stock by certain officers, directors, employees and advisors of the Company or its subsidiaries. The 2004 Plan also provides additional incentive for eligible persons to promote the success of the business of the Company or its subsidiaries, and to encourage them to remain in the employ of the Company or its subsidiaries by providing such persons with an opportunity to benefit from any appreciation of the Common Stock through the issuance of stock options.

         Eligible participants in the 2004 Plan include full time employees, directors and advisors of the Company and its subsidiaries. Options granted under the 2004 Plan are intended to qualify as "incentive stock options" pursuant to the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options which do not constitute incentive stock options ("nonqualified options") as determined by the Company's Compensation Committee, if any (the "Committee") or the Board of Directors.

         The Board of Directors is of the opinion that it would be in the best interest of the Company to reserve for issuance under the 2004 Plan not less than 10,000,000 shares of Common Stock to provide adequate shares of Common Stock for issuance to qualified individuals under the 2004 Plan, and to encourage such individuals to remain in the service of the Company in order to promote its business and growth strategy. The maximum aggregate number of shares of Company Common Stock which may be issued under the 2004 Plan during any given calendar year shall not exceed 10% of the total outstanding shares of Company Common Stock for such calendar year. The Company may also utilize options available to be granted under the 2004 Plan to attract qualified individuals to become employees and non-employee directors of the Company, as well as to ensure the retention of management of any acquired business operations.


Summary of 2004 Plan

         The following is a summary of certain of the provisions of the 2004 Plan. The full text of the 2004 Plan is set forth as Exhibit "E" to this Proxy Statement.

Administration

         The 2004 Plan will be administered by the Committee or the entire Board of Directors. Under the terms of the 2004 Plan, the Committee shall consist of not less than two members of the Board of Directors who are appointed by the Board of Directors. The Board of Directors has the power from time to time to add or substitute members of the Committee and to fill vacancies, however caused.

         The Committee or the Board of Directors, as applicable, has the authority to interpret the 2004 Plan, to determine the persons to whom, and the basis upon which, options will be granted, the exercise price, duration, and other terms of the options to be granted, subject to the authority of the entire Board of Directors and specific provisions contained in the 2004 Plan.

Eligibility

         Nonqualified Options. Nonqualified options may be granted only to officers, directors (including non-employee directors of the Company or a subsidiary), employees and advisors of the Company or a subsidiary who, in the judgment of the Committee, are responsible for the management or success of the Company or a subsidiary and who, at the time of the granting of the nonqualified options, are either officers, directors, employees or advisors of the Company or a subsidiary. If the 2004 Plan is approved, approximately 3 officers, 5 directors, 92 employees and 6 advisors will be eligible to receive nonqualified options.

         Incentive Options. Incentive stock options may be granted only to employees of the Company or a subsidiary who, in the judgment of the Committee or the Board of Directors, are responsible for the management or success of the Company or a subsidiary and who, at the time of the granting of the incentive stock option, are either an employee of the Company or a subsidiary. No incentive stock option may be granted under the 2004 Plan to any individual who would, immediately before the grant of such incentive stock option, directly or indirectly, own more than 10% of the total combined voting power of all classes of stock of the Company unless (i) such incentive stock option is granted at an option price not less than 110% of the fair market value of the shares on the date the incentive stock option is granted and (ii) such incentive stock option expires on a date not later than five years from the date the incentive stock option is granted. If the 2004 Plan is approved, approximately 95 employees will be eligible to receive incentive options.

Option Price

         The purchase price of the shares of the Common Stock offered under the 2004 Plan must be 100% of the fair market value of the Company Common Stock at the time the option is granted or such higher purchase price as may be determined by the Committee or the Board of Directors at the time of grant; provided, however, if an incentive stock option is granted to an individual who would, immediately before the grant, directly or indirectly own more than 10% of the total combined voting power of all classes of stock of the Company, the purchase price of the shares of the Common Stock covered by such incentive stock option may not be less than 110% of the fair market value of such shares on the day the incentive stock option is granted. If the price of the Common Stock is traded on a national securities exchange or transactions in the Common Stock are quoted on Nasdaq, the fair market value of the Common Stock underlying options granted under the 2004 Plan shall be determined by the Committee on the basis of the reported sales prices for the Common Stock on the date for which such determination is relevant. If there is no market price for the Common Stock, then the Board of Directors and the Committee may, after taking all relevant facts into consideration, determine the fair market value of the Common Stock.

Exercise of Options

         Options are exercisable in whole or in part as provided under the terms of the grant, but in no event shall an option be exercisable after the expiration of ten years from the date of grant. Except in case of disability or death, no option shall be exercisable after an optionee ceases to be an employee of the Company, provided that the Committee shall have the right to extend the right to exercise for a specified period, generally three months, following the date of termination of an optionee's employment. If an optionee's employment is terminated by reason of disability, the Committee or the Board of Directors may extend the exercise period for a specified period, generally one year, following the date of termination of the optionee's employment. If an optionee dies while in the employ of the Company and has not fully exercised his options, the options may be exercised in whole or in part at any time within one year after the optionee's death by the executors or administrators of the optionee's estate or by any person or persons who acquired the option directly from the optionee by bequest or inheritance.

         No option is exercisable either in whole or in part after the expiration of ten years from the date of grant. In the event of the dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, the Committee or the Board of Directors is authorized to accelerate the exercisibility of all outstanding options under the 2004 Plan.

         Under the 2004 Plan, an individual may be granted one or more options, provided that the aggregate fair market value (determined at the time the option is granted) of the shares covered by incentive options which may be exercisable for the first time during any calendar year shall not exceed $100,000.

Acceleration and Exercise upon Change of Control

         Any option granted under the 2004 Plan which provides for either (a) an incremental vesting period whereby such option may only be exercised in installments as each such incremental vesting period is satisfied or (b) a delayed vesting period whereby such option may only be exercised after the lapse of a specified period of time, such vesting period shall be accelerated upon the occurrence of a "Change in Control" of the Company (as that term is defined in the 2004 Plan) so that such option shall become exercisable immediately in part or in its entirety by the optionee, as such optionee shall elect subject to the condition that no option shall be exercisable after the expiration of ten years from the date it is granted.

U.S. Federal Income Tax Consequences

         Following is an explanation of the U.S. federal income tax consequences for optionees who are subject to tax in the United States.

         The grant of an incentive stock option or a nonqualified stock option would not result in income for the grantee or a deduction for the Company.

         The exercise of an incentive stock option would not result in income for the optionee if the optionee (i) does not dispose of the shares within two years after the date of grant or one year after the transfer of shares upon exercise and (ii) is an employee of the Company or a subsidiary of the Company from the date of grant and through and until three months before the exercise date. If these requirements are met, the basis of the shares upon later disposition would be the option price. Any gain will be taxed to the employee as long-term capital gain and the Company would not be entitled to a deduction. The excess of the market value on the exercise date over the option price is an item of tax preference, potentially subject to the alternative minimum tax.

         If the optionee disposes of the shares prior to the expiration of either of the holding periods, the optionee would recognize ordinary income and the Company would be entitled to a deduction equal to the lesser of the fair market value of the shares on the exercise date minus the option price or the amount realized on disposition minus the option price. Any gain in excess of the ordinary income portion would be taxable as long-term or short-term capital gain.

Payment for Option Shares

         Options may be exercised by the delivery of written notice to the Company at its principal office setting forth the number of shares with respect to which the option is to be exercised, together with cash or certified check payable to the order of the Company for an amount equal to the option price of such shares. No shares of the Common Stock subject to options granted under the 2004 Plan may be issued upon exercise of such options until full payment has been made of any amount due. A certificate or certificates representing the number of shares purchased will be delivered by the Company as soon as practicable after payment is received.

Termination of the 2004 Plan

         The 2004 Plan will terminate with respect to incentive stock options on December 18, 2013, and with respect to nonqualified stock options on December

18, 2053, unless earlier terminated by the Board of Directors. Any option outstanding under the 2004 Plan at the time of termination shall remain in effect until the option shall have been exercised or shall have expired.

Amendment of the 2004 Plan

         The Committee may at any time modify or amend the 2004 Plan, including the form and substance of the option agreements to be used in connection therewith; provided that no amendment or revision may be made without the approval of the shareholders of the Company if such approval is required under the Internal Revenue Code, Rule 16b-3, or any other applicable law or rule. No amendment, suspension, or termination of the 2004 Plan shall, without the consent of the individual who has received an option, alter or impair any of that individual's rights or obligations under any option granted under the 2004 Plan prior to that amendment, suspension, or termination.

Transferability of Options

         Except as may be agreed upon by the Committee, options granted under the 2004 Plan shall be exercisable only by the optionee during his lifetime and shall not be assignable or transferable other than by will or the laws of descent and distribution.

Other Information

         Individuals who will participate in the 2004 Plan in the future and the amounts of their allotments are to be determined by the Committee subject to any restrictions outlined above. Since no such determinations have yet been made, it is not possible to state the terms of any individual options which may be issued under the 2004 Plan or the names or positions of, or respective amounts of the allotment to, any individuals who may participate.

         The Company Board of Directors recommends that the Company shareholders vote "FOR" adoption of the 2004 Plan. The affirmative vote of the holders of a majority of the shares of Common Stock present and entitled to vote at the Annual Meeting is necessary to approve the 2004 Plan.

Proposal 5:  Ratification of the Appointment of Independent Public Accountants

         The Board of Directors of the Company has appointed Schwartz Levitsky Feldman llp, independent public accountants to serve as independent auditors of the Company and to audit its consolidated financial statements for fiscal year 2003, subject to approval by Shareholders at the Annual Meeting. To the knowledge of management of the Company, neither Schwartz Levitsky Feldman llp nor any of its members has any direct or materially indirect financial interest in the Company, or any connection with the Company in any capacity otherwise than as independent public accountants.

         Although Shareholder ratification and approval of this appointment is not required by law or otherwise, and in keeping with the Company's policy that its shareholders should be entitled to a voice in this regard as a matter of good corporate practice, the Board of Directors is seeking ratification of this appointment. If the appointment is not ratified, the Board of Directors must then determine whether to appoint other auditors. In such case, the vote of Shareholders will be taken into consideration.

         The following resolution concerning the appointment of independent auditors will be offered at the Annual Meeting:

                  RESOLVED, that the appointment by the Board of Directors of Schwartz Levitsky Feldman llp to audit the consolidated financial statements and related books, records, and accounts of the Company and its subsidiaries for the fiscal year 2004 is hereby ratified.

         The enclosed Proxy will be voted as specified, but if no specification is made, it will be voted in favor of the adoption of the resolution of ratification.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

         The firm of Schwartz Levitsky Feldman llp, independent auditors, has been selected by the Board of Directors to serve as the Company's auditors for the fiscal year ending October 31, 2003. Stewart H. Benjamin, CPA, P.C. served as the Company's auditor for the fiscal year ending October 31, 2002. A representative of Schwartz Levitsky Feldman llp is expected to be present at the Annual Meeting in order to make a statement if the auditors so desire and to respond to appropriate questions.

         Stewart H. Benjamin, CPA, P.C. resigned as auditor of the Company effective October 16, 2003. Stewart H. Benjamin, CPA, P.C.'s report on the financial statements for the years ended October 31, 2002 and 2001 did not contain an adverse opinion, disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles. There were no disagreements with Stewart H. Benjamin, CPA, P.C. during the period of its appointment as independent auditor through the date of its resignation on any matter of accounting principals or practices, financial statement disclosure or auditing scope or procedure. Additionally, there were no other reportable matters, as defined in Item 304(a)(1)(iv) of Regulation S-B, during that period of time. The Company has provided Stewart H. Benjamin, CPA, P.C. with a copy of the disclosures the Company is making in this Proxy Statement in response to the requirements of Regulation S-B, Item 304(a).

         Audit Fees. The aggregate fees billed by Stewart H. Benjamin, CPA, P.C. for professional services rendered for the review of the Company's financial statements included in the Company's Forms 10-QSB for the fiscal year ended October 31, 2003 is $750. The aggregate fees billed by Schwartz Levitsky Feldman llp, for professional services rendered for the audit of the Company's financial statements for the fiscal year ended October 31, 2003 is estimated to be $16,000.

         Financial Information Systems Design and Implementation. There were no fees for financial information systems design and implementation services billed by Stewart H. Benjamin, CPA, P.C. or Schwartz Levitsky Feldman llp for the fiscal year ended October 31, 2003.

         All Other Fees. Stewart H. Benjamin, CPA, P.C. billed the Company $1,000 for the October 31, 2002 audit of the Company. Schwartz Levitsky Feldman llp billed the Company $8,000 for services relating to interim and pro forma financial statements for the five months period ended September 30, 2003. There were no other fees for either audit-related or non-audit services billed by Stewart H. Benjamin, CPA, P.C. or Schwartz Levitsky Feldman llp for the fiscal year ended October 31, 2003.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of December 19, 2003 relating to the beneficial ownership (as defined by the rules of the Securities and Exchange Commission (the "SEC")) of shares of Common Stock by (i) each person who owns beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) the President and Chief Executive Officer of the Company for the year ended October 31, 2003, and (iv) all executive officers and directors of the Company as a group.


                                                                  Percentage of Common
     Name(1)                                    Number of Shares     Stock Owned(2)
----------------------------------------------- ----------------  --------------------
Clifford Pope(3)...............................    6,000,000             27.87%
Larry L. Brooks, Sr.(3)........................    6,000,000             27.87%
Larry Swinton(3)...............................    3,000,000             13.93%
Officers and Directors as a group (3 persons)..   15,000,000             69.67%

--------------------
(1) Unless otherwise indicated, the persons listed above have sole voting and investment powers with respect to all such shares. Under applicable SEC rules, a person is deemed to be the "beneficial owner" of a security with regard to which the person, directly or indirectly, has or shares (a) the voting power, which includes the power to vote or direct the voting of the security, or (b) the investment power, which includes the power to dispose or direct the disposition, of the security, in each case irrespective of the person's economic interest in the security. Under the SEC rules, a person is deemed to beneficially own securities which the person has the right to acquire within sixty days (x) through the exercise of any option or warrant or
         (y) through the conversion of another security.
(2) Calculations are made in accordance with Rule 13d-3 under the Securities Exchange Act, as amended. In determining the percent of Common Stock owned by a person (a) the numerator is the number of shares of Common Stock beneficially owned by the person, including shares the beneficial ownership of which may be acquired within sixty days upon the exercise of options or warrants or conversion of convertible securities, and (b) the denominator is the total of (i) the 21,530,000 shares in the aggregate of Common Stock outstanding as of December 19, 2003 and (ii) any shares of Common Stock which the person has the right to acquire within sixty days upon the exercise of options or warrants or conversion of convertible securities. Neither the numerator nor the denominator includes shares which may be issued upon the exercise of any options or warrants or the conversion of any other convertible securities.
(3) Mr. Pope is the President, Chairman of the Board, Treasurer and a director of the Company, Mr. Brooks is the Vice-President, Secretary and a director of the Company and Mr. Swinton is a director of the Company. The mailing address for Messrs. Pope, Brooks and Swinton is c/o the Company, 8540 Ashwood Drive, Capitol Heights, Maryland 20743.


                       EXECUTIVE OFFICERS AND COMPENSATION

         The following section sets forth the names and background of the Company's executive officers.

Background of Executive Officers

       Name                          Offices Held                        Age
-----------------------    ----------------------------------------     -----

Clifford Pope(1)           President, Chairman of the Board,             52
                           Treasurer and Director
Larry L. Brooks, Sr.(1)    Vice President and Director                   52

--------------------
(1) On October 6, 2003, the sole remaining director of the Company, Jeffrey Esposito, appointed Messrs. Pope and Brooks as members of our Board of Directors and Mr. Esposito subsequently resigned. The remaining members of the Board of Directors then appointed Larry Swinton to fill the vacancy created by the resignation of Mr. Esposito. The reconstituted Board of Directors then elected Mr. Pope as President, Chairman of the Board and Treasurer and Mr. Brooks as Vice President and Secretary of the Company.

         All officers of the Company hold office until the annual meeting of directors following the annual meeting of shareholders or until their respective successors are duly appointed and qualified or their earlier resignation or removal.


Summary of Compensation

         The following Summary Compensation Table sets forth, for the years indicated, all cash compensation paid, distributed or accrued for services, including salary and bonus amounts, rendered in all capacities for the Company to its President, Chief Executive Officer and other most highly compensated executive officers (the "Named Executives") for the fiscal years ended October
31 for the three years shown in the table below. All other compensation related tables required to be reported have been omitted as there has been no applicable compensation awarded to, earned by or paid to any of the Company's executive officers in any fiscal year to be covered by such tables.

                           Summary Compensation Table

                                     Annual Compensation    Long-Term Compensation
                                     -------------------   -------------------------
                                                                    Awards            Payouts
                                                           -------------------------  -------
                                                           Restricted    Securities                All
                                                             Stock       Underlying    LTIP       Other
       Name/Title             Year     Salary     Bonus      Awards     Options/SARs  Payouts  Compensation
----------------------------- ----   --------    -------   ----------   ------------  -------  ------------
Clifford Pope, President,     2003      --          --        N/A           N/A          N/A         N/A
  Chairman of the Board,      2002      --         N/A        N/A           N/A          N/A         N/A
  Treasurer and Director      2001      --         N/A        N/A           N/A          N/A         N/A
  (1), (3), (7)

Larry L. Brooks, Sr., Vice    2003      --          --        N/A           N/A          N/A         N/A
  President and Director      2002      --         N/A        N/A           N/A          N/A         N/A
  (1), (4) , (7)              2001      --         N/A        N/A           N/A          N/A         N/A

Larry Swinton, Vice           2003      --          --        N/A           N/A          N/A         N/A
  President - Operations of   2002      --         N/A        N/A           N/A          N/A         N/A
  MSSI and Director (1),      2001      --         N/A        N/A           N/A          N/A         N/A
  (2), (5)

Roger Miller, Vice            2003      --         N/A        N/A           N/A          N/A         N/A
  President - Information     2002    N /A         N/A        N/A           N/A          N/A         N/A
  Technology (1), (2), (6)    2001    N /A         N/A        N/A           N/A          N/A         N/A

Jeffrey Esposito, Former      2003      0           0          0             0            0           0
  President and Director      2002      0           0          0             0            0           0
  (8), (9)                    2001      0           0          0             0            0         $100

--------------------

(1) Each Named Executive receives his salary and bonus, where applicable, from the finances of MSSI, not the Company.
(2)      These Named Executives are employed by MSSI, not the Company.
(3) The salaries and bonuses paid by MSSI for Mr. Pope for the calendar years ended December 31 2001, 2002 and 2003 are provided in the following chart. For the calendar year end December 31, 2003, these salaries are estimates of the actual amount paid from January 1, 2003 through October 6, 2003, and the remaining amount from October 7, 2003 through December 31, 2003 is an estimate based upon the expected amount to be paid. The funds from the bonus were applied by Mr. Pope to repay in full advances he received from MSSI during the fiscal years 2002 and 2003. The advances have been fully repaid by Mr. Pope.

                                                 Salary                Bonus
                                             ----------------    ---------------
                        2003                     $197,710             $58,975
                        2002                      114,338                --
                        2001                      120,017                --


(4) The salaries and bonuses paid by MSSI for Mr. Brooks for the calendar years ended December 31 2001, 2002 and 2003 are provided in the following chart. For the calendar year end December 31, 2003, these salaries are estimates of the actual amount paid from January 1, 2003 through October 6, 2003, and the remaining amount from October 7, 2003 through December 31, 2003 is an estimate based upon the expected amount to be paid. The funds from the bonus were applied by Mr. Brooks to repay in full advances he received from MSSI during the fiscal years 2002 and 2003.

                                                 Salary                Bonus
                                             ----------------    ---------------
                        2003                     $196,954             $60,522
                        2002                      121,500                --
                        2001                      121,500                --

(5) The salaries and bonuses paid by MSSI for Mr. Swinton for the calendar years ended December 31 2001, 2002 and 2003 are provided in the following chart. For the calendar year end December 31, 2003, these salaries are estimates of the actual amount paid from January 1, 2003 through October 6, 2003, and the remaining amount from October 7, 2003 through December 31, 2003 is an estimate based upon the expected amount to be paid. The funds from the bonus were applied by Mr. Swinton to repay in full advances he received from MSSI during the fiscal years 2002 and 2003.

                                                 Salary                Bonus
                                             ----------------    ---------------
                        2003                     $142,788             $12,017
                        2002                       98,000                --
                        2001                       98,000                --


(6) The salaries and bonuses paid by MSSI for Mr. Swinton for the calendar years ended December 31 2001, 2002 and 2003 are provided in the following chart. For the calendar year end December 31, 2003, these salaries are estimates of the actual amount paid from January 1, 2003 through October 6, 2003, and the remaining amount from October 7, 2003 through December 31, 2003 is an estimate based upon the expected amount to be paid.

                                                 Salary                Bonus
                                             ----------------    ---------------
                        2003                     $188,581                --
                        2002                         --                  --
                        2001                         --                  --

(7) As approved by the Board of Directors and effective October 6, 2003, each of Mr. Brooks and Mr. Pope are to receive a bonus of one percent of the net profits of SSI, pre-tax, calculated and paid out upon the Company's year-end audited financial statements. Because the calculation of such bonuses requires year-end audited financial statements, the Company is unable to ascertain the amount for the fiscal year available. The bonus stated above for each of Mr. Brooks and Mr. Pope for the calendar year end 2003 does not include this amount.

(8) Mr. Esposito served as the Company's President until October 6, 2003, when, as a result of the Stock Exchange, the Board of Directors elected Mr. Pope as President.

(9) In 2001 the Company, under previous management, issued 100,000 shares, valued at a par value of $.001 per share, to Mr. Esposito for services rendered as President and Director.

Director Compensation

         The Company does not currently pay its directors a fee for attending scheduled and special meetings of the Board of Directors. The Company does not pay the expenses of its directors for attending board meetings.

Indebtedness of Directors and Executive Officers

         None of the directors or officers of the Company or their respective associates or affiliates is indebted to the Company.

Committees of the Board of Directors and Meeting Attendance

         There are no standing audit, compensation, nominating or other committees of the Board of Directors of the Company. The Company experienced a change of control in October 2003 and the newly reconstituted Board of Directors is in the process of creating a standing nominating committee. The Board of Directors intends to have a nominating committee formed during the fiscal year ending October 31, 2004. The full Board of Directors selected the current slate of director nominees and used such criteria as industry, capital raising, accounting and executive management experience in identifying the nominees. The Company did not pay any third party a fee to assist in identifying and evaluating the candidates. The Board of Directors is in the process of developing minimum qualifications that the Company seeks for director nominees and this responsibility will be assumed by the nominating committee once it is formed. The Company does not currently have a policy with regard to the consideration of any director candidates recommended by the shareholders but once a nominating committee is formed, the nominating committee will be responsible for evaluating the merits of such a policy.

                        OPTION GRANTS IN LAST FISCAL YEAR

         There were no grants of stock options to any officer or director of the Company during the fiscal year ended October 31, 2003.

                          OPTION EXERCISES AND HOLDINGS

         The Company does not currently have a stock option plan. No officer, director or employee of the Company holds any stock options to purchase shares of Common Stock of the Company.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file statements of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission on Forms 3, 4 and 5. Officers, directors and greater than 10% shareholders are required by the regulation to furnish the Company with copies of all Section 16(a) reports which they file.

         Except as herein set forth and based solely on a review of reports on Form 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year, and written representations from reporting persons that no report on Form 5 was required, the Company believes that no person who, at any time during the fiscal year ended October 31, 2003 was subject to the reporting requirements of Section 16(a) with respect to the Company, failed to meet such requirements on a timely basis. The Company has been advised that Mr. Jeffrey Esposito, Mr. Joel Esposito and Mr. Kenneth Dollman failed to timely file statements of changes of beneficial ownership on Form 4 reporting their disposition of shares of the Common Stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On October 6, 2003, the Company completed a stock exchange transaction (the "Stock Exchange") with the shareholders of MSSI consummated under New York and Maryland law. As a result of the exchange transaction, the Company issued an aggregate of 15 million shares of our common stock to the three shareholders of MSSI, representing approximately 69.67% of our issued and outstanding common stock immediately subsequent to the Stock Exchange.

         Upon the effectiveness of the Stock Exchange, the sole remaining director of SSI, Jeffrey Esposito, appointed Clifford Pope and Larry L. Brooks as members of our Board of Directors and subsequently resigned. Messrs. Pope and Brooks then appointed Larry Swinton to fill the vacancy created by the resignation of Mr. Esposito. The reconstituted Board of Directors then elected Clifford Pope as President, Chairman of the Board and Treasurer and Larry L. Brooks as Vice President and Secretary of SSI. See "Security Ownership of Certain Beneficial Owners and Management."

         Prior to consummating the Stock Exchange, the Company effected a forward-split of its Common Stock on the basis of ten shares for each share issued and outstanding and determined to change our business efforts. As part of the Stock Exchange, 43,072,500 shares owned by certain Shareholders were redeemed by the Company and then canceled following the closing of the Stock Exchange. Pursuant to the Exchange Agreement, the Company issued 15 million shares of Common Stock, par value $0.001 per share, to the shareholders of MSSI, representing approximately 69.67% of the issued and outstanding Common Stock following the transaction, in exchange for 100% of the outstanding capital stock of MSSI. As of December 19, 2003, there were 21,530,000 shares of Common Stock issued and outstanding. As a result of the Stock Exchange, MSSI became a wholly-owned subsidiary of the Company.

         Upon completion of the Stock Exchange, the Company decided to cease other operations and only carry on the business of MSSI. All business operations of the Company are conducted through MSSI. Prior to the Stock Exchange, there were no material relationships between SSI and MSSI, or any of the parties' respective affiliates, directors or officers, or any associates of their respective officers or directors.

                                 CODE OF ETHICS

         As of the date of this Proxy Statement, the Company has not adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or any person performing a similar function with the Company. Following the Stock Exchange, the Company has been focused on assimilating its new business operations, and the Company's new management team has been focused on a host of issues related to such transition. The Company determined that in order to have a meaningful Code of Ethics, tailored to the Company's new business operations, it would be in the Company's best interest to take the time to carefully consider all of these issues prior to adopting a Code of Ethics. The Company intends to prepare a Code of Ethics and present it to its new, full Board of Directors during the current fiscal year. Upon adoption of its Code of Ethics, the Company will post the Code of Ethics on its Internet website. The Company will also file a copy of its Code of Ethics as an exhibit to its next annual report and undertake in its next annual report to provide a copy of the Code of Ethics, without charge, to any person who requests a copy.

                    SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

         The Company currently does not have a process for communications by shareholder to directors. The Company experienced a change of control in October 2003 and the newly reconstituted Board of Directors is in the process of developing such a policy. The Board of Directors is also developing a policy regarding director attendance at annual meetings. Three directors attended the prior year's annual meeting.

                        PROPOSALS FOR NEXT ANNUAL MEETING

         Any proposals of shareholders intended to be presented at the annual meeting of shareholders of the Company to be held in 2005 must be received by the Company at its principal executive offices, 8540 Ashwood Drive, Capitol Heights, Maryland 20743, no later than September 10, 2004, in order to be considered timely included in the Proxy Statement and form of Proxy relating to that meeting.

                                    EXPENSES

         The cost of soliciting Proxies will be borne by the Company. Solicitations may be made by executive officers, directors and employees of the Company personally or by mail, telephone, telegraph or other similar means of communication. Solicitation by such persons will be made on a part-time basis and no special compensation other than reimbursement of actual expenses incurred in connection with such solicitation will be paid to such persons.

                        ADDITIONAL INFORMATION AVAILABLE

         UPON  WRITTEN  REQUEST OF ANY  SHAREHOLDER,  THE COMPANY WILL FURNISH A
COPY OF THE COMPANY'S 2003 ANNUAL REPORT ON FORM 10-KSB, AS FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. THE WRITTEN REQUEST SHOULD BE SENT TO THE SECRETARY, AT THE COMPANY'S EXECUTIVE OFFICE.

                                  OTHER MATTERS

         So far as is now known, there is no business other than that described above to be presented to the shareholders for action at the Annual Meeting. Should other business come before the Annual Meeting, votes may be cast pursuant to Proxies in respect of any such business in the best judgment of the persons acting under the Proxies.

         SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING ARE URGED TO VOTE BY MAIL. TO VOTE BY MAIL, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY TO THE COMPANY'S TRANSFER AGENT, AMERICAN REGISTRAR & TRANSFER CO., IN THE ENCLOSED ENVELOPE PROVIDED, WHICH REQUIRES NO ADDITIONAL POSTAGE, IF MAILED IN THE UNITED STATES.

                                              By Order of the Board of Directors


                                               /s/ Larry L. Brooks, Sr.
                                              Larry L. Brooks, Sr.
                                              Secretary

February 6, 2004

================================================================================

                                   FORM 10-KSB

         The Company will furnish without charge to each person whose Proxy is being solicited upon request of any such person a copy of the Annual Report of the Company on Form 10-KSB for the fiscal year ended October 31, 2003, as filed with the Securities and Exchange Commission, including the financial statements. Requests for copies of such report should be directed to Mr. Larry L. Brooks, Sr., Sun & Surf Inc., 8540 Ashwood Drive, Capitol Heights, Maryland 20743.

         The Company's Annual Report to Shareholders for the fiscal year ended October 31, 2003 includes a copy of its Annual Report on Form 10-KSB, including the financial statements as filed with the Securities and Exchange Commission.

================================================================================

                                   EXHIBIT "A"
                                   -----------



                          AGREEMENT AND PLAN OF MERGER

         This Agreement and Plan of Merger (this "Agreement"), is made this 18th day of December, 2003, by and between Sun & Surf Inc., a New York corporation ("SSI"), and IJJ Corporation, a Delaware corporation ("IJJ") (the two corporate parties hereto being sometimes collectively referred to as the "Constituent Corporations"),

                              W I T N E S S E T H :

         WHEREAS, SSI desires to reincorporate in the State of Delaware;

         WHEREAS, in order to reincorporate SSI desires to merge into its wholly-owned subsidiary, IJJ; and

         WHEREAS,  the  Merger has been  authorized  by IJJ in  accordance  with
Section 252 of the Delaware General Corporation Law and by the SSI board of directors in accordance with Section 903 of the New York Business Corporation Law;

         NOW, THEREFORE, the Constituent Corporations do hereby agree to merge on the terms and conditions herein provided, as follows:

                                   ARTICLE I

                                     Merger

         1.1 Agreement to Merge. The parties to this Agreement agree to effect the Merger herein provided for, subject to the terms and conditions set forth herein.

         1.2 Effective Time of the Merger. The Merger shall be effective upon the acceptance for filing of (i) the Certificate of Merger with the Secretary of State of New York and (ii) the Certificate of Merger with the Secretary of State of Delaware. The date and time the Merger becomes effective is referred to as the "Effective Time of the Merger."

         1.3 Surviving Corporation. Upon the Effective Time of the Merger, SSI shall be merged with and into IJJ, and IJJ shall be the surviving corporation, governed by the laws of the State of Delaware (hereinafter sometimes called the "Surviving Corporation").

         1.4 Certificate of Incorporation and Bylaws. Upon the Effective Time of the Merger, the Certificate of Incorporation and Bylaws of IJJ in effect immediately prior to the Effective Time of the Merger shall be the Certificate of Incorporation and Bylaws of the Surviving Corporation, subject always to the right of the Surviving Corporation to amend its Certificate of Incorporation and Bylaws in accordance with the laws of the State of Delaware and the provisions of its Certificate of Incorporation and Bylaws.

         1.5 Directors and Officers. The directors and officers of SSI in office at the Effective Time of the Merger shall be and constitute the directors and officers of the Surviving Corporation, each holding the same office and/or directorship in the Surviving Corporation as they held in SSI for the terms elected and/or until their respective successors shall be elected or appointed and qualified or until their sooner death, resignation or removal.

         1.6 Effect of the Merger. On and after the Effective Time of the Merger, subject to the terms and conditions of this Agreement, the separate existence of SSI shall cease, the separate existence of IJJ, as the Surviving Corporation, shall continue unaffected by the Merger, except as expressly set forth herein, and the Surviving Corporation shall succeed, without further action, to all the properties and assets of SSI of every kind, nature and description and to SSI's business as a going concern. The Surviving Corporation shall also succeed to all rights, title and interests in any real or other property owned by SSI without reversion or impairment, without further act or deed, and without any transfer or assignment having occurred, but subject to any existing liens thereon. All liabilities and obligations of SSI that were not discharged shall become the liabilities and obligations of the Surviving Corporation and any proceedings pending against SSI that were not discharged will be continued as if the Merger had not occurred.

         1.7 Further Assurances. SSI hereby agrees that at any time, or from time to time, as and when requested by the Surviving Corporation, or by its successors and assigns, it will execute and deliver, or cause to be executed and delivered in its name by its last acting officers, or by the corresponding officers of the Surviving Corporation, all such conveyances, assignments, transfers, deeds or other instruments, and will take or cause to be taken such further or other action and give such assurances as the Surviving Corporation, its successors or assigns may deem necessary or desirable in order to evidence the transfer, vesting of any property, right, privilege or franchise or to vest or perfect in or confirm to the Surviving Corporation, its successors and assigns, title to and possession of all the property, rights, privileges, powers, immunities, franchises and interests referred to in this Article I and otherwise to carry out the intent and purposes thereof.

         IJJ, as the Surviving Corporation, agrees that it will pay to any dissenting stockholder of SSI, in accordance with any applicable provisions of the laws of New York, such amount as such dissenting stockholder shall be entitled to receive under applicable law as a dissenting stockholder.

                                   ARTICLE II

                  Capital Stock of the Constituent Corporations

         2.1 SSI Capital Stock. Without any action on the part of SSI or the holders of any of the common stock of SSI ("SSI Common Stock"), each share of SSI Common Stock issued and outstanding immediately prior to the Effective Time of the Merger shall be cancelled without any merger consideration therefore and shall no longer be outstanding. As of even date herewith, 21,530,000 shares of SSI Common Stock are outstanding, and each holder of SSI Common Stock is entitled to vote at a meeting of SSI stockholders. The number of shares of SSI Common Stock outstanding is subject to change prior to the Effective Time of the Merger, which such change may occur by the board of directors of SSI issuing shares of SSI Common Stock to its employees in return for the services provided by such employees.

         2.2 Outstanding IJJ Capital Stock. Each share of the common stock, $0.001 par value, of IJJ (the "IJJ Common Stock") issued and outstanding immediately prior to the Effective Time of the Merger shall continue unchanged and remain issued and outstanding and shall be retained by the stockholders of IJJ immediately prior to the Effective Time of the Merger as shares of the Surviving Corporation. As of even date herewith, 100 shares of IJJ Common Stock are outstanding, and each holder of IJJ Common Stock is entitled to vote at a meeting of IJJ stockholders.

         2.3 Right to Receive IJJ Capital Stock. Upon the Effective Time of the Merger, by virtue of the Merger and without any action on the part of SSI or IJJ, each share of SSI Common Stock shall be converted into the right to receive one fully paid and nonassessable share of IJJ Common Stock.

         2.4 Issuance of IJJ Common Stock. Following the Effective Time of the Merger, IJJ shall issue shares of IJJ Common Stock in accordance with the Plan.

                                   ARTICLE III

                            Termination and Amendment

         3.1 Termination. This Agreement may be terminated and abandoned at any time prior to the Effective Time of the Merger by the mutual written consent of the Boards of Directors of SSI and IJJ.

         3.2 Consequences of Termination. In the event of the termination and abandonment of this Agreement pursuant to the provisions of Section 3.1 hereof, this Agreement shall be of no further force or effect.

         3.3 Modification, Amendment, etc. Any of the terms or conditions of this Agreement may be waived at any time by the party entitled to the benefits thereof, and this Agreement may be modified or amended at any time to the full extent permitted by all applicable corporate laws. Any waiver, modification or amendment shall be effective only if reduced to writing and executed by the duly authorized representatives of the Constituent Corporations.

                                   ARTICLE IV

                                     General

         4.1 Expenses. The Surviving Corporation shall pay all expenses of carrying this Agreement into effect and accomplishing the Merger herein provided for.

         4.2 Headings. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provisions of this Agreement.

         4.3 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original instrument, and all such counterparts together shall constitute only one original.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf by an officer duly authorized thereunto as of the date first above written.


                                            SUN & SURF INC.


                                            By: /s/ Larry L. Brooks, Sr.
                                               -------------------------
                                               LARRY L. BROOKS, SR.,
                                               Vice President


                                            IJJ CORPORATION


                                            By: /s/ Clifford Pope
                                               -------------------------
                                               CLIFFORD POPE,
                                               President

                                   EXHIBIT "B"
                                   -----------



                          CERTIFICATE OF INCORPORATION
                                       OF
                                 IJJ CORPORATION

         I, the undersigned, for the purposes of incorporating and organizing a corporation under the General Corporation Law of the State of Delaware, do execute this Certificate of Incorporation and do hereby certify as follows:

         FIRST. The name of the Corporation is IJJ Corporation.

         SECOND. The Corporation will have perpetual existence.

         THIRD. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

         FOURTH. The aggregate number of shares of capital stock that the Corporation will have authority to issue is one hundred ten million (110,000,000), one hundred million (100,000,000) of which will be designated as common stock, having a par value of $0.001 per share (the "Common Stock") and ten million (10,000,000) of which will be designated as preferred stock, having a par value of $0.001 per share (the "Preferred Stock")

         Preferred Stock may be issued in one or more series as may be determined from time to time by the Board of Directors. All shares of any one series of Preferred Stock will be identical except as to the dates of issue and the dates from which dividends on shares of the series issued on different dates will cumulate, if cumulative. Authority is hereby expressly granted to the Board of Directors to authorize the issuance of one or more series of Preferred Stock, and to fix by resolution or resolutions providing for the issue of each such series the voting powers, designations, preferences, and relative, participating, optional, redemption, conversion, exchange or other special rights, qualifications, limitations or restrictions of such series, and the number of shares in each series, to the full extent now or hereafter permitted by law.

         FIFTH. No stockholder of the Corporation will, solely by reason of holding shares of any class, have any preemptive or preferential right to purchase or subscribe for any shares of the Corporation, now or hereafter to be authorized, or any notes, debentures, bonds or other securities convertible into or carrying warrants, rights or options to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares or such notes, debentures, bonds or other securities would adversely affect the dividend, voting or any other rights of such stockholder. The Board of Directors may authorize the issuance of, and the Corporation may issue, shares of any class of the Corporation, or any notes, debentures, bonds or other securities convertible into or carrying warrants, rights or options to purchase any such shares, without offering any shares of any class to the existing holders of any class of stock of the Corporation.

         SIXTH. At all meetings of stockholders, a quorum will be present if the holders of a majority of the shares entitled to vote at the meeting are represented at the meeting in person or by proxy.

         SEVENTH. Stockholders of the Corporation will not have the right of cumulative voting for the election of directors or for any other purpose.

         EIGHTH. The Board of Directors is expressly authorized to alter, amend or repeal the Bylaws of the Corporation or to adopt new Bylaws.

         NINTH. (a) The Corporation will, to the fullest extent permitted by the Delaware General Corporation Law, as the same exists or may hereafter be amended, indemnify any and all persons it has power to indemnify under such law from and against any and all of the expenses, liabilities or other matters referred to in or covered by such law. Such indemnification may be provided pursuant to any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his director or officer capacity and as to action in another capacity while holding such office, will continue as to a person who has ceased to be a director, officer, employee or agent, and will inure to the benefit of the heirs, executors and administrators of such a person.

         (b) If a claim under the preceding paragraph (a) is not paid in full by the Corporation within 30 days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant will be entitled to be paid also the expense of prosecuting such claim. It will be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct that make it permissible under the laws of the State of Delaware for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense will be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the laws of the State of Delaware nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, will be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

         TENTH. To the fullest extent permitted by the laws of the State of Delaware as the same exist or may hereafter be amended, a director of the Corporation will not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or modification of this Article will not increase the personal liability of any director of the Corporation for any act or occurrence taking place before such repeal or modification, or adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification. The provisions of this Article shall not be deemed to limit or preclude indemnification of a director by the Corporation for any liability of a director that has not been eliminated by the provisions of this Article.

         ELEVENTH: The address of the Corporation's initial registered office is 1209 Orange Street, Wilmington, Delaware 19801, County of New Castle, and the name of its initial registered agent at that address is The Corporation Trust Company.

         TWELFTH. The number of directors constituting the initial Board of Directors of the Corporation is one (1) and the name and mailing address of such person, who is to serve as director until the first annual meeting of the stockholders or until his successor is elected and qualified, is:

         Name                                 Address
         ----                                 -------
         Clifford Pope                        8540 Ashwood Drive
                                              Capitol Heights, Maryland 20743

         Hereafter, the number of directors will be determined in accordance with the Bylaws of the Corporation.

         THIRTEENTH. The powers of the incorporator will terminate upon the filing of this Certificate. The name and mailing address of the incorporator is:

          Name                                              Address
          ----                                              -------
          Leslie A. LeBlanc                                 901 Main Street
                                                            Suite 6000
                                                            Dallas, Texas 75202

         EXECUTED as of the 17th day of December, 2003.




                          /s/ Leslie A. LeBlanc
                         -------------------------------
                         Leslie A. LeBlanc, Incorporator

                                   EXHIBIT "C"
                                   -----------



                                     BYLAWS

                                       OF

                                 IJJ CORPORATION





















                                       C

                                TABLE OF CONTENTS

ARTICLE I......................................................................1
         OFFICES...............................................................1
                  Section 1.1       Registered Office..........................1
                  Section 1.2       Other Offices..............................1

ARTICLE II.....................................................................1
         STOCKHOLDERS..........................................................1
                  Section 2.1       Place of Meetings..........................1
                  Section 2.2       Annual Meeting.............................1
                  Section 2.3       List of Stockholders.......................1
                  Section 2.4       Special Meetings...........................1
                  Section 2.5       Notice.....................................2
                  Section 2.6       Quorum.....................................2
                  Section 2.7       Voting.....................................2
                  Section 2.8       Method of Voting...........................2
                  Section 2.9       Record Date; Closing Transfer Books........2
                  Section 2.10      Action by Consent..........................3

ARTICLE III....................................................................3
         BOARD OF DIRECTORS....................................................3
                  Section 3.1       Management.................................3
                  Section 3.2       Qualification; Election; Term..............3
                  Section 3.3       Number.....................................3
                  Section 3.4       Removal....................................3
                  Section 3.5       Vacancies..................................3
                  Section 3.6       Place of Meetings..........................3
                  Section 3.7       Annual Meeting.............................4
                  Section 3.8       Regular Meetings...........................4
                  Section 3.9       Special Meetings...........................4
                  Section 3.10      Quorum.....................................4
                  Section 3.11      Interested Directors.......................4
                  Section 3.12      Committees.................................4
                  Section 3.13      Action by Consent..........................4
                  Section 3.14      Compensation of Directors..................5

ARTICLE IV.....................................................................5
         NOTICE................................................................5
                  Section 4.1       Form of Notice.............................5
                  Section 4.2       Waiver.....................................5

ARTICLE V......................................................................5
         OFFICERS AND AGENTS...................................................5
                  Section 5.1       In General.................................5
                  Section 5.2       Election...................................5
                  Section 5.3       Other Officers and Agents..................5
                  Section 5.4       Compensation...............................5
                  Section 5.5       Term of Office and Removal.................5
                  Section 5.6       Employment and Other Contracts.............6
                  Section 5.7       Chairman of the Board of Directors.........6
                  Section 5.8       President..................................6

                  Section 5.9       Vice Presidents............................6
                  Section 5.10      Secretary..................................6
                  Section 5.11      Assistant Secretaries......................6
                  Section 5.12      Treasurer..................................7
                  Section 5.13      Assistant Treasurers.......................7
                  Section 5.14      Bonding....................................7

ARTICLE VI.....................................................................7
         CERTIFICATES REPRESENTING SHARES......................................7
                  Section 6.1       Form of Certificates.......................7
                  Section 6.2       Lost Certificates..........................7
                  Section 6.3       Transfer of Shares.........................8
                  Section 6.4       Registered Stockholders....................8

ARTICLE VII....................................................................8
         GENERAL PROVISIONS....................................................8
                  Section 7.1       Dividends..................................8
                  Section 7.2       Reserves...................................8
                  Section 7.3       Telephone and Similar Meetings.............8
                  Section 7.4       Books and Records..........................8
                  Section 7.5       Fiscal Year................................8
                  Section 7.6       Seal.......................................9
                  Section 7.7       Advance of Expenses........................9
                  Section 7.8       Indemnification............................9
                  Section 7.9       Insurance..................................9
                  Section 7.10      Resignation................................9
                  Section 7.11      Amendment of Bylaws.......................10
                  Section 7.12      Invalid Provisions........................10
                  Section 7.13      Relation to Certificate of Incorporation..10

                                     BYLAWS
                                       OF
                                 IJJ CORPORATION

                                    ARTICLE I

                                     OFFICES

         Section 1.1 Registered Office. The registered office and registered agent of IJJ Corporation (the "Corporation") will be as from time to time set forth in the Corporation's Certificate of Incorporation or in any certificate filed with the Secretary of State of the State of Delaware, and the appropriate county Recorder or Recorders, as the case may be, to amend such information.

         Section 1.2 Other Offices. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                                  STOCKHOLDERS

         Section 2.1 Place of Meetings. All meetings of the stockholders for the election of Directors will be held at such place, within or without the State of Delaware, as may be fixed from time to time by the Board of Directors. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as may be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

         Section 2.2 Annual Meeting. An annual meeting of the stockholders will be held at such time as may be determined by the Board of Directors, at which meeting the stockholders will elect a Board of Directors and transact such other business as may properly be brought before the meeting.

         Section 2.3 List of Stockholders. At least ten (10) days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting, arranged in alphabetical order, with the address of and the number of voting shares registered in the name of each, will be prepared by the officer or agent having charge of the stock transfer books. Such list will be kept on file at the registered office of the Corporation for a period of ten (10) days prior to such meeting and will be subject to inspection by any stockholder at any time during usual business hours. Such list will be produced and kept open at the time and place of the meeting during the whole time thereof, and will be subject to the inspection of any stockholder who may be present.

         Section 2.4 Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by law, the Certificate of Incorporation or these Bylaws, may be called by the Chairman of the Board, the President, or the Board of Directors. Business transacted at all special meetings will be confined to the purposes stated in the notice of the meeting unless all stockholders entitled to vote are present and consent.

         Section 2.5 Notice. Written or printed notice stating the place, day and hour of any meeting of the stockholders and, in case of a special meeting, the purpose or purposes for which the meeting is called, will be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the officer or person calling the meeting, to each stockholder of record entitled to vote at the meeting. If mailed, such notice will be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid.

         Section 2.6 Quorum. With respect to any matter, the presence in person or by proxy of the holders of a majority of the shares entitled to vote on that matter will be necessary and sufficient to constitute a quorum for the transaction of business except as otherwise provided by law, the Certificate of Incorporation or these Bylaws. If, however, such quorum is not present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, will have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

         Section 2.7 Voting. When a quorum is present at any meeting of the Corporation's stockholders, the vote of the holders of a majority of the shares entitled to vote on, and voted for or against, any matter will decide any questions brought before such meeting, unless the question is one upon which, by express provision of law, the Certificate of Incorporation or these Bylaws, a different vote is required, in which case such express provision will govern and control the decision of such question. The stockholders present in person or by proxy at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

         Section 2.8 Method of Voting. Each outstanding share of the Corporation's capital stock, regardless of class or series, will be entitled to one vote on each matter submitted to a vote at a meeting of stockholders, except to the extent that the voting rights of the shares of any class or series are limited or denied by the Certificate of Incorporation, as amended from time to time. At any meeting of the stockholders, every stockholder having the right to vote will be entitled to vote in person or by proxy executed in writing by such stockholder and bearing a date not more than three (3) years prior to such meeting, unless such instrument provides for a longer period. A telegram, telex, cablegram or similar transmission by the stockholder, or a photographic, photostatic, facsimile or similar reproduction of a writing executed by the stockholder, shall be treated as an execution in writing for purposes of the preceding sentence. Each proxy will be revocable unless expressly provided therein to be irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power. Such proxy will be filed with the Secretary of the Corporation prior to or at the time of the meeting. Voting for Directors will be in accordance with Article III of these Bylaws. Voting on any question or in any election may be by voice vote or show of hands unless the presiding officer orders or any stockholder demands that voting be by written ballot.

         Section 2.9 Record Date; Closing Transfer Books. The Board of Directors may fix in advance a record date for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such record date to be not less than ten (10) nor more than sixty (60) days prior to such meeting, or the Board of Directors may close the stock transfer books for such purpose for a period of not less than ten (10) nor more than sixty (60) days prior to such meeting. In the absence of any action by the Board of Directors, the close of business on the date next preceding the day on which the notice is given will be the record date, or, if notice is waived, the close of business on the day next preceding the day on which the meeting is held will be the record date.

         Section 2.10 Action by Consent. Except as prohibited by law, any action required or permitted by law, the Certificate of Incorporation or these Bylaws to be taken at a meeting of the stockholders of the Corporation may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and will be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the Corporation having custody of the minute book.

                                  ARTICLE III

                               BOARD OF DIRECTORS

         Section 3.1 Management. The business and affairs of the Corporation will be managed by or under the direction of the Board of Directors, who may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, the Certificate of Incorporation or these Bylaws directed or required to be exercised or done by the stockholders.

         Section 3.2 Qualification; Election; Term. None of the Directors need be a stockholder of the Corporation or a resident of the State of Delaware. The Directors will be elected by plurality vote at the annual meeting of the stockholders, except as hereinafter provided, and each Director elected will hold office until whichever of the following occurs first: his successor is elected and qualified, his resignation, his removal from office by the stockholders or his death.

         Section 3.3 Number. The number of Directors of the Corporation will be at least one (1) and not more than nine (9). The number of Directors authorized will be fixed as the Board of Directors may from time to time designate, or if no such designation has been made, the number of Directors will be the same as the number of members of the initial Board of Directors as set forth in the Certificate of Incorporation. No decrease in the number of Directors will have the effect of shortening the term of any incumbent Director.

         Section 3.4 Removal. Any Director may be removed either for or without cause at any special meeting of stockholders by the affirmative vote of at least a majority in number of shares of the stockholders present in person or represented by proxy at such meeting and entitled to vote for the election of such Director; provided, that notice of intention to act upon such matter has been given in the notice calling such meeting.

         Section 3.5 Vacancies. Newly created directorships resulting from any increase in the authorized number of Directors and any vacancies occurring in the Board of Directors caused by death, resignation, retirement, disqualification or removal from office of any Directors or otherwise, may be filled by the vote of a majority of the Directors then in office, though less than a quorum, or a successor or successors may be chosen at a special meeting of the stockholders called for that purpose. A Director elected to fill a vacancy will be elected for the unexpired term of his predecessor in office or until whichever of the following occurs first: his successor is elected and qualified, his resignation, his removal from office by the stockholders or his death.

         Section 3.6 Place of Meetings. Meetings of the Board of Directors, regular or special, may be held at such place within or without the State of Delaware as may be fixed from time to time by the Board of Directors.

         Section 3.7 Annual Meeting. The first meeting of each newly elected Board of Directors will be held without further notice immediately following the annual meeting of stockholders and at the same place, unless by unanimous consent, the Directors then elected and serving shall change such time or place.

         Section 3.8 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place as is from time to time determined by resolution of the Board of Directors.

         Section 3.9 Special Meetings. Special meetings of the Board of Directors may be called by the President on oral or written notice to each Director, given either personally, by telephone, by telegram or by mail; special meetings will be called by the President or the Secretary in like manner and on like notice on the written request of at least two (2) Directors. Except as may be otherwise expressly provided by law, the Certificate of Incorporation or these Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in a notice or waiver of notice.

         Section 3.10 Quorum. At all meetings of the Board of Directors the presence of a majority of the number of Directors then in office will be necessary and sufficient to constitute a quorum for the transaction of business, and the affirmative vote of at least a majority of the Directors present at any meeting at which there is a quorum will be the act of the Board of Directors, except as may be otherwise specifically provided by law, the Certificate of Incorporation or these Bylaws. If a quorum is not present at any meeting of the Board of Directors, the Directors present thereat may adjourn the meeting from time to time without notice other than announcement at the meeting, until a quorum is present.

         Section 3.11 Interested Directors. No contract or transaction between the Corporation and one or more of its Directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of the Corporation's Directors or officers are Directors or officers or have a financial interest, will be void or voidable solely for this reason, solely because the Director or officer is present at or participates in the meeting of the Board of Directors or committee thereof that authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (i) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested Directors, even though the disinterested Directors be less than a quorum, (ii) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the stockholders. Common or interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee that authorizes the contract or transaction.

         Section 3.12 Committees. The Board of Directors may, by resolution passed by a majority of the entire Board of Directors, designate committees, each committee to consist of two (2) or more Directors of the Corporation, which committees will have such power and authority and will perform such functions as may be provided in such resolution. Such committee or committees will have such name or names as may be designated by the Board of Directors and will keep regular minutes of their proceedings and report the same to the Board of Directors when required.

         Section 3.13 Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee of the Board of Directors may be taken without such a meeting if a consent or consents in writing, setting forth the action so taken, is signed by all the members of the Board of Directors or such committee, as the case may be.

         Section 3.14 Compensation of Directors. Directors will receive such compensation for their services and reimbursement for their expenses as the Board of Directors, by resolution, may establish; provided that nothing herein contained will be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

                                   ARTICLE IV

                                     NOTICE

         Section  4.1  Form of  Notice.  Whenever  by law,  the  Certificate  of
Incorporation or these Bylaws, notice is to be given to any Director or stockholder, and no provision is made as to how such notice is to be given, such notice may be given: (i) in writing, by mail, postage prepaid, addressed to such Director or stockholder at such address as appears on the books of the Corporation or (ii) in any other method permitted by law. Any notice required or permitted to be given by mail will be deemed to be given at the time the same is deposited in the United States mail.

         Section 4.2 Waiver. Whenever any notice is required to be given to any stockholder or Director of the Corporation as required by law, the Certificate of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated in such notice, will be equivalent to the giving of such notice. Attendance of a stockholder or Director at a meeting will constitute a waiver of notice of such meeting, except where such stockholder or Director attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

                                   ARTICLE V

                               OFFICERS AND AGENTS

         Section 5.1 In General. The officers of the Corporation will be elected by the Board of Directors and will be a President and a Secretary. The Board of Directors may establish such other offices and elect such individuals to serve in such capacities as it shall deem appropriate, including but not limited to, a Chairman of the Board, Vice Chairman of the Board, Vice Presidents, Assistant
Vice Presidents, a Treasurer, and Assistant Secretaries and Assistant Treasurers. Any two (2) or more offices may be held by the same person.

         Section 5.2 Election. The Board of Directors, at its first meeting after each annual meeting of stockholders, will elect the officers, none of whom need be a member of the Board of Directors.

         Section 5.3 Other Officers and Agents. The Board of Directors may also elect and appoint such other officers and agents as it deems necessary, who will be elected and appointed for such terms and will exercise such powers and perform such duties as may be determined from time to time by the Board of Directors.

         Section 5.4 Compensation. The compensation of all officers and agents of the Corporation will be fixed by the Board of Directors or any committee of the Board of Directors, if so authorized by the Board of Directors.

         Section 5.5 Term of Office and Removal. Each officer of the Corporation will hold office until his death, his resignation or removal from office, or the election and qualification of his successor, whichever occurs first. Any officer or agent elected or appointed by the Board of Directors may be removed at any time, for or without cause, by the affirmative vote of a majority of the entire Board of Directors, but such removal will not prejudice the contract rights, if any, of the person so removed. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

         Section 5.6 Employment and Other Contracts. The Board of Directors may authorize any officer or officers or agent or agents to enter into any contract or execute and deliver any instrument in the name or on behalf of the Corporation, and such authority may be general or confined to specific instances. The Board of Directors may, when it believes the interest of the Corporation will best be served thereby, authorize executive employment contracts that will have terms no longer than ten (10) years and contain such other terms and conditions as the Board of Directors deems appropriate. Nothing herein will limit the authority of the Board of Directors to authorize employment contracts for shorter terms.


         Section 5.7 Chairman of the Board of Directors. If the Board of Directors has elected a Chairman of the Board, he will preside at all meetings of the stockholders and the Board of Directors. Except where by law the signature of the President is required, the Chairman will have the same power as the President to sign all certificates, contracts and other instruments of the Corporation. During the absence or disability of the President, the Chairman will exercise the powers and perform the duties of the President.

         Section 5.8 President. The President, if the Board of Directors has not designated the Chairman as the chief executive officer, will be the Chief Executive Officer of the Corporation and, subject to the control of the Board of Directors, will supervise and control all of the business and affairs of the Corporation. He will, in the absence of the Chairman of the Board, preside at all meetings of the stockholders and the Board of Directors. The President will have all powers and perform all duties incident to the office of President and will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe.

         Section 5.9 Vice Presidents. Each Vice President will have the usual and customary powers and perform the usual and customary duties incident to the office of Vice President, and will have such other powers and perform such other duties as the Board of Directors or any committee thereof may from time to time prescribe or as the President may from time to time delegate to him. In the absence or disability of the President and the Chairman of the Board, a Vice
President designated by the Board of Directors, or in the absence of such designation the Vice Presidents in the order of their seniority in office, will exercise the powers and perform the duties of the President.

         Section 5.10 Secretary. The Secretary will attend all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose. The Secretary will perform like duties for the Board of Directors and committees thereof when required. The Secretary will give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors. The Secretary will keep in safe custody the seal of the Corporation. The Secretary will be under the supervision of the President. The Secretary will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to him.

         Section 5.11 Assistant Secretaries. The Assistant Secretaries in the order of their seniority in office, unless otherwise determined by the Board of Directors, will, in the absence or disability of the Secretary, exercise the powers and perform the duties of the Secretary. They will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to them.

         Section 5.12 Treasurer. The Treasurer will have responsibility for the receipt and disbursement of all corporate funds and securities, will keep full and accurate accounts of such receipts and disbursements, and will deposit or cause to be deposited all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer will render to the Directors whenever they may require it an account of the operating results and financial condition of the Corporation, and will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to him.

         Section 5.13 Assistant Treasurers. The Assistant Treasurers in the order of their seniority in office, unless otherwise determined by the Board of Directors, will, in the absence or disability of the Treasurer, exercise the powers and perform the duties of the Treasurer. They will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to them.

         Section 5.14 Bonding. The Corporation may secure a bond to protect the Corporation from loss in the event of defalcation by any of the officers, which bond may be in such form and amount and with such surety as the Board of Directors may deem appropriate.

                                   ARTICLE VI

                        CERTIFICATES REPRESENTING SHARES

         Section 6.1 Form of Certificates. Certificates, in such form as may be determined by the Board of Directors, representing shares to which stockholders are entitled, will be delivered to each stockholder. Such certificates will be consecutively numbered and entered in the stock book of the Corporation as they are issued. Each certificate will state on the face thereof the holder's name, the number, class of shares, and the par value of such shares or a statement that such shares are without par value. They will be signed by the President or a Vice President and the Secretary or an Assistant Secretary, and may be sealed with the seal of the Corporation or a facsimile thereof. If any certificate is countersigned by a transfer agent, or an assistant transfer agent or registered by a registrar, either of which is other than the Corporation or an employee of the Corporation, the signatures of the Corporation's officers may be facsimiles. In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on such certificate or certificates, ceases to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates have been delivered by the Corporation or its agents, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the Corporation.

         Section 6.2 Lost Certificates. The Board of Directors may direct that a new certificate be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost or destroyed. When authorizing such issue of a new certificate, the Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may require the owner of such lost or destroyed certificate, or his legal representative, to advertise the same in such manner as it may require and/or to give the Corporation a bond, in such form, in such sum, and with such surety or sureties as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed. When a certificate has been lost, apparently destroyed or wrongfully taken, and the holder of record fails to notify the Corporation within a reasonable time after such holder has notice of it, and the Corporation registers a transfer of the shares represented by the certificate before receiving such notification, the holder of record is precluded from making any claim against the Corporation for the transfer of a new certificate.

         Section 6.3 Transfer of Shares. Shares of stock will be transferable only on the books of the Corporation by the holder thereof in person or by such holder's duly authorized attorney. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it will be the duty of the Corporation or the transfer agent of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

         Section 6.4 Registered Stockholders. The Corporation will be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, will not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it has express or other notice thereof, except as otherwise provided by law.

                                  ARTICLE VII

                               GENERAL PROVISIONS

         Section 7.1 Dividends. Dividends upon the outstanding shares of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting. Dividends may be declared and paid in cash, in property, or in shares of the Corporation, subject to the provisions of the Delaware General Corporation Law and the Certificate of Incorporation. The Board of Directors may fix in advance a record date for the purpose of determining stockholders entitled to receive payment of any dividend, such record date to be not more than sixty (60) days prior to the payment date of such dividend, or the Board of Directors may close the stock transfer books for such purpose for a period of not more than sixty (60) days prior to the payment date of such dividend. In the absence of any action by the Board of Directors, the date upon which the Board of Directors adopts the resolution declaring such dividend will be the record date.

         Section 7.2 Reserves. There may be created by resolution of the Board of Directors out of the surplus of the Corporation such reserve or reserves as the Directors from time to time, in their discretion, deem proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purpose as the Directors may deem beneficial to the Corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created. Surplus of the Corporation to the extent so reserved will not be available for the payment of dividends or other distributions by the Corporation.

         Section 7.3 Telephone and Similar Meetings. Stockholders, Directors and committee members may participate in and hold meetings by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other. Participation in such a meeting will constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting had not been lawfully called or convened.

         Section 7.4 Books and Records. The Corporation will keep correct and complete books and records of account and minutes of the proceedings of its stockholders and Board of Directors, and will keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each.

         Section 7.5 Fiscal Year. The fiscal year of the Corporation will be fixed by resolution of the Board of Directors.

         Section 7.6 Seal. The Corporation may have a seal, and such seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. Any officer of the Corporation will have authority to affix the seal to any document requiring it.

         Section 7.7 Advances of Expenses. The Corporation will advance to its directors and officers expenses incurred by them in connection with any "Proceeding," which term includes any threatened, pending or completed action, suit or proceeding, whether brought by or in the right of the Corporation or otherwise and whether of a civil, criminal, administrative or investigative nature (including all appeals therefrom), in which a director or officer may be or may have been involved as a party or otherwise, by reason of the fact that he is or was a director or officer of the Corporation, by reason of any action taken by him or of any inaction on his part while acting as such, or by reason of the fact that he is or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise ("Official," which term also includes directors and officers of the Corporation in their capacities as directors and officers of the Corporation), whether or not he is serving in such capacity at the time any liability or expense is incurred; provided that the Official undertakes to repay all amounts advanced unless:

                  (i) in the case of all Proceedings other than a Proceeding by or in the right of the Corporation, the Official establishes to the satisfaction of the disinterested members of the Board of Directors that he acted in good faith or in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, that he did not have reasonable cause to believe his conduct was unlawful; provided that the termination of any such Proceeding by judgment, order of court, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not by itself create a presumption as to whether the Official acted in good faith or in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation or, with respect to any criminal proceeding, as to whether he had reasonable cause to believe his conduct was unlawful; or

                  (ii) in the case of a Proceeding by or in the right of the Corporation, the Official establishes to the satisfaction of the disinterested members of the Board of Directors that he acted in good faith or in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation; provided that if in such a Proceeding the Official is adjudged to be liable to the Corporation, all amounts advanced to the Official for expenses must be repaid except to the extent that the court in which such adjudication was made shall determine upon application that despite such adjudication, in view of all the circumstances, the Official is fairly and reasonably entitled to indemnity for such expenses as the court may deem proper.

         Section 7.8 Indemnification. The Corporation will indemnify its Directors to the fullest extent permitted by the Delaware General Corporation Law and may, if and to the extent authorized by the Board of Directors, so indemnify its officers and any other person whom it has the power to indemnify against liability, reasonable expense or other matter whatsoever.

         Section 7.9 Insurance. The Corporation may at the discretion of the Board of Directors purchase and maintain insurance on behalf of the Corporation and any person whom it has the power to indemnify pursuant to law, the Certificate of Incorporation, these Bylaws or otherwise.

         Section 7.10 Resignation. Any Director, officer or agent may resign by giving written notice to the Board of Directors, President or the Secretary. Such resignation will take effect at the time specified therein or immediately if no time is specified therein. Unless otherwise specified therein, the acceptance of such resignation will not be necessary to make it effective.

         Section 7.11 Amendment of Bylaws. These Bylaws may be altered, amended or repealed at any meeting of the Board of Directors at which a quorum is present, by the affirmative vote of a majority of the Directors present at such meeting.

         Section 7.12 Invalid Provisions. If any part of these Bylaws is held invalid or inoperative for any reason, the remaining parts, so far as possible and reasonable, will be valid and operative.

         Section 7.13 Relation to Certificate of Incorporation. These Bylaws are subject to, and governed by, the Certificate of Incorporation.

                                   EXHIBIT "D"

                        NEW YORK Business Corporation law



ss. 910. Right of shareholder to receive payment for shares upon merger or consolidation, or sale, lease, exchange or other disposition of assets, or share exchange.

         (a) A shareholder of a domestic corporation shall, subject to and by complying with section 623 (Procedure to enforce shareholder's right to receive payment for shares), have the right to receive payment of the fair value of his shares and the other rights and benefits provided by such section, in the following cases:

         (1) Any shareholder entitled to vote who does not assent to the taking of an action specified in clauses (A), (B) and (C)

                  (A)  Any  plan  of  merger  or   consolidation  to  which  the
corporation is a party; except that the right to receive payment of the fair value of his shares shall not be available:

                           (i) To a shareholder  of the parent  corporation in a
merger authorized by section 905 (Merger of parent and subsidiary corporations), or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations); or

                           (ii) To a shareholder of the surviving corporation in
a merger authorized by this article,  other than a merger specified in subclause
(i) , unless such merger effects one or more of the changes specified in subparagraph (b) (6) of section 806 (Provisions as to certain proceedings) in the rights of the shares held by such shareholder; or

                           (iii) Notwithstanding  subclause (ii) of this clause,
to a shareholder for the shares of any class or series of stock, which shares or depository receipts in respect thereof, at the record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to vote upon the plan of merger or consolidation, were listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

                  (B) Any sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation which requires shareholder approval under section 909 (Sale, lease, exchange or other disposition of assets) other than a transaction wholly for cash where the shareholders' approval thereof is conditioned upon the dissolution of the corporation and the distribution of substantially all of its net assets to the shareholders in accordance with their respective interests within one year after the date of such transaction.

                  (C) Any share exchange authorized by section 913 in which the corporation is participating as a subject corporation; except that the right to receive payment of the fair value of his shares shall not be available to a shareholder whose shares have not been acquired in the exchange or to a shareholder for the shares of any class or series of stock, which shares or depository receipt in respect thereof, at the record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to vote upon the plan of exchange, were listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

         (2) Any shareholder of the subsidiary corporation in a merger authorized by section 905 or paragraph (c) of section 907, or in a share exchange authorized by paragraph (g) of section 913, who files with the corporation a written notice of election to dissent as provided in paragraph (c) of section 623.

         (3) Any shareholder, not entitled to vote with respect to a plan of merger or consolidation to which the corporation is a party, whose shares will be cancelled or exchanged in the merger or consolidation for cash or other consideration other than shares of the surviving or consolidated corporation or another corporation.

ss.623.  Procedure to enforce shareholder's right to receive payment for shares.

         (a) A shareholder intending to enforce his right under a section of this chapter to receive payment for his shares if the proposed corporate action referred to therein is taken shall file with the corporation, before the meeting of shareholders at which the action is submitted to a vote, or at such meeting but before the vote, written objection to the action. The objection shall include a notice of his election to dissent, his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares if the action is taken. Such objection is not required from any shareholder to whom the corporation did not give notice of such meeting in accordance with this chapter or where the proposed action is authorized by written consent of shareholders without a meeting.

         (b) Within ten days after the shareholders~ authorization date, which term as used in this section means the date on which the shareholders~ vote authorizing such action was taken, or the date on which such consent without a meeting was obtained from the requisite shareholders, the corporation shall give written notice of such authorization or consent by registered mail to each shareholder who filed written objection or from whom written objection was not required, excepting any shareholder who voted for or consented in writing to the proposed action and who thereby is deemed to have elected not to enforce his right to receive payment for his shares.

         (c) Within twenty days after the giving of notice to him, any shareholder from whom written objection was not required and who elects to dissent shall file with the corporation a written notice of such election, stating his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares. Any shareholder who elects to dissent from a merger under section 905 (Merger of subsidiary corporation) or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations) or from a share exchange under paragraph
(g) of section 913 (Share exchanges) shall file a written notice of such election to dissent within twenty days after the giving to him of a copy of the plan of merger or exchange or an outline of the material features thereof under section 905 or 913.

         (d) A shareholder may not dissent as to less than all of the shares, as to which he has a right to dissent, held by him of record, that he owns beneficially. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner, as to which such nominee or fiduciary has a right to dissent, held of record by such nominee or fiduciary.

         (e) Upon consummation of the corporate action, the shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights under this section. A notice of election may be withdrawn by the shareholder at any time prior to his acceptance in writing of an offer made by the corporation, as provided in paragraph (g) , but in no case later than sixty days from the date of consummation of the corporate action except that if the corporation fails to make a timely offer, as provided in paragraph (g), the time for withdrawing a notice of election shall be extended until sixty days from the date an offer is made. Upon expiration of such time, withdrawal of a notice of election shall require the written consent of the corporation. In order to be effective, withdrawal of a notice of election must be accompanied by the return to the corporation of any advance payment made to the shareholder as provided in paragraph (g) . If a notice of election is withdrawn, or the corporate action is rescinded, or a court shall determine that the shareholder is not entitled to receive payment for his shares, or the shareholder shall otherwise lose his dissenters~ rights, he shall not have the right to receive payment for his shares and he shall be reinstated to all his rights as a shareholder as of the consummation of the corporate action, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim.

         (f) At the time of filing the notice of election to dissent or within one month thereafter the shareholder of shares represented by certificates shall submit the certificates representing his shares to the corporation, or to its transfer agent, which shall forthwith note conspicuously thereon that a notice of election has been filed and shall return the certificates to the shareholder or other person who submitted them on his behalf. Any shareholder of shares represented by certificates who fails to submit his certificates for such notation as herein specified shall, at the option of the corporation exercised by written notice to him within forty-five days from the date of filing of such notice of election to dissent, lose his dissenter's rights unless a court, for good cause shown, shall otherwise direct. Upon transfer of a certificate bearing such notation, each new certificate issued therefor shall bear a similar notation together with the name of the original dissenting holder of the shares and a transferee shall acquire no rights in the corporation except those which the original dissenting shareholder had at the time of transfer.

         (g) Within fifteen days after the expiration of the period within which shareholders may file their notices of election to dissent, or within fifteen days after the proposed corporate action is consummated, whichever is later (but in no case later than ninety days from the shareholders~ authorization date) , the corporation or, in the case of a merger or consolidation, the surviving or new corporation, shall make a written offer by registered mail to each shareholder who has filed such notice of election to pay for his shares at a specified price which the corporation considers to be their fair value. Such offer shall be accompanied by a statement setting forth the aggregate number of shares with respect to which notices of election to dissent have been received and the aggregate number of holders of such shares. If the corporate action has been consummated, such offer shall also be accompanied by (1) advance payment to each such shareholder who has submitted the certificates representing his shares to the corporation, as provided in paragraph (f), of an amount equal to eighty percent of the amount of such offer, or (2) as to each shareholder who has not yet submitted his certificates a statement that advance payment to him of an amount equal to eighty percent of the amount of such offer will be made by the corporation promptly upon submission of his certificates. If the corporate action has not been consummated at the time of the making of the offer, such advance payment or statement as to advance payment shall be sent to each shareholder entitled thereto forthwith upon consummation of the corporate action. Every advance payment or statement as to advance payment shall include advice to the shareholder to the effect that acceptance of such payment does not constitute a waiver of any dissenters~ rights. If the corporate action has not been consummated upon the expiration of the ninety day period after the shareholders authorization date, the offer may be conditioned upon the consummation of such action. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or if divided into series, of the same series and shall be accompanied by a balance sheet of the corporation whose shares the dissenting shareholder holds as of the latest available date, which shall not be earlier than twelve months before the making of such offer, and a profit and loss statement or statements for not less than a twelve month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such twelve month period, for the portion thereof during which it was in existence. Notwithstanding the foregoing, the corporation shall not be required to furnish a balance sheet or profit and loss statement or statements to any shareholder to whom such balance sheet or profit and loss statement or statements were previously furnished, nor if in connection with obtaining the shareholders~ authorization for or consent to the proposed corporate action the shareholders were furnished with a proxy or information statement, which included financial statements, pursuant to Regulation l4A or Regulation 14C of the United States Securities and Exchange

Commission. If within thirty days after the making of such offer, the corporation making the offer and any shareholder agree upon the price to be paid for his shares, payment therefor shall be made within sixty days after the making of such offer or the consummation of the proposed corporate action, whichever is later, upon the surrender of the certificates for any such shares represented by certificates.

         (h) The following procedure shall apply if the corporation fails to make such offer within such period of fifteen days, or if it makes the offer and any dissenting shareholder or shareholders fail to agree with it within the period of thirty days thereafter upon the price to be paid for their shares:

                  (1) The corporation shall, within twenty days after the expiration of whichever is applicable of the two periods last mentioned, institute a special proceeding in the supreme court in the judicial district in which the office of the corporation is located to determine the rights of dissenting shareholders and to fix the fair value of their shares. If, in the case of merger or consolidation, the surviving or new corporation is a foreign corporation without an office in this state, such proceeding shall be brought in the county where the office of the domestic corporation, whose shares are to be valued, was located.

                  (2) If the corporation fails to institute such proceeding within such period of twenty days, any dissenting shareholder may institute such proceeding for the same purpose not later than thirty days after the expiration of such twenty day period. If such proceeding is not instituted within such thirty day period, all dissenter's rights shall be lost unless the supreme court, for good cause shown, shall otherwise direct.

                  (3) All dissenting shareholders, excepting those who, as provided in paragraph (g), have agreed with the corporation upon the price to be paid for their shares, shall be made parties to such proceeding, which shall have the effect of an action quasi in rem against their shares. The corporation shall serve a copy of the petition in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons, and upon each nonresident dissenting shareholder either by registered mail and publication, or in such other manner as is permitted by law. The jurisdiction of the court shall be plenary and exclusive.

                  (4)  The  court  shall   determine   whether  each  dissenting
shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation does not request any such determination or if the court finds that any dissenting shareholder is so entitled, it shall proceed to fix the value of the shares, which, for the purposes of this section, shall be the fair value as of the close of business on the day prior to the shareholders~ authorization date. In fixing the fair value of the shares, the court shall consider the nature of the transaction giving rise to the shareholder's right to receive payment for shares and its effects on the corporation and its shareholders, the concepts and methods then customary in the relevant securities and financial markets for determining fair value of shares of a corporation engaging in a similar transaction under comparable circumstances and all other relevant factors. The court shall determine the fair value of the shares without a jury and without referral to an appraiser or referee. Upon application by the corporation or by any shareholder who is a party to the proceeding, the court may, in its discretion, permit pretrial disclosure, including, but not limited to, disclosure of any experts reports relating to the fair value of the shares whether or not intended for use at the trial in the proceeding and notwithstanding subdivision (d) of section 3101 of the civil practice law and rules.

                  (5) The final order in the proceeding shall be entered against the corporation in favor of each dissenting shareholder who is a party to the proceeding and is entitled thereto for the value of his shares so determined.

                  (6) The final order shall include an allowance for interest at such rate as the court finds to be equitable, from the date the corporate action was consummated to the date of payment. In determining the rate of interest, the court shall consider all relevant factors, including the rate of interest which the corporation would have had to pay to borrow money during the pendency of the proceeding. If the court finds that the refusal of any shareholder to accept the corporate offer of payment for his shares was arbitrary, vexatious or otherwise not in good faith, no interest shall be allowed to him.

                  (7) Each party to such proceeding shall bear its own costs and expenses, including the fees and expenses of its counsel and of any experts employed by it. Notwithstanding the foregoing, the court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by the corporation against any or all of the dissenting shareholders who are parties to the proceeding, including any who have withdrawn their notices of election as provided in paragraph (e), if the court finds that their refusal to accept the corporate offer was arbitrary, vexatious or otherwise not in good faith. The court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by any or all of the dissenting shareholders who are parties to the proceeding against the corporation if the court finds any of the following: (A) that the fair value of the shares as determined materially exceeds the amount which the corporation offered to pay;
(B) that no offer or required advance payment was made by the corporation; (C) that the corporation failed to institute the special proceeding within the period specified therefor or; or (D) that the action of the corporation in complying with its obligations as provided in this section was arbitrary, vexatious or otherwise not in good faith. In making any determination as provided in clause (A), the court may consider the dollar amount or the percentage, or both, by which the fair value of the shares as determined exceeds the corporate offer.

                  (8) Within sixty days after final determination of the proceeding, the corporation shall pay to each dissenting shareholder the amount found to be due him, upon surrender of the certificates for any such shares represented by certificates.

         (i) Shares acquired by the corporation upon the payment of the agreed value therefor or of the amount due under the final order, as provided in this section, shall become treasury shares or be cancelled as provided in section 515 (Reacquired shares), except that, in the case of a merger or consolidation, they may be held and disposed of as the plan of merger or consolidation may otherwise provide.

         (j) No payment shall be made to a dissenting shareholder under this section at a time when the corporation is insolvent or when such payment would make it insolvent. In such event, the dissenting shareholder shall, at his option:

                  (1) Withdraw his notice of election, which shall in such event be deemed withdrawn with the written consent of the corporation; or

                  (2) Retain his status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the non-dissenting shareholders, and if it is not liquidated, retain his right to be paid for his shares, which right the corporation shall be obliged to satisfy when the restrictions of this paragraph do not apply.

                  (3) The dissenting shareholder shall exercise such option under subparagraph (1) or (2) by written notice filed with the corporation within thirty days after the corporation has given him written notice that payment for his shares cannot be made because of the restrictions of this paragraph. If the dissenting shareholder fails to exercise such option as provided, the corporation shall exercise the option by written notice given to him within twenty days after the expiration of such period of thirty days.

         (k) The enforcement by a shareholder of his right to receive payment for his shares in the manner provided herein shall exclude the enforcement by such shareholder of any other right to which he might otherwise be entitled by virtue of share ownership, except as provided in paragraph (e), and except that this section shall not exclude the right of such shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporate action will be or is unlawful or fraudulent as to him.

         (1) Except as otherwise expressly provided in this section, any notice to be given by a corporation to a shareholder under this section shall be given in the manner provided in section 605 (Notice of meetings of shareholders)

         (m) This section shall not apply to foreign corporations except as provided in subparagraph (e) (2) of section 907 (Merger or consolidation of domestic and foreign corporations)

                                   EXHIBIT "E"
                                   -----------



                              IJJ CORPORATION 2004
                                STOCK OPTION PLAN

                                   ARTICLE I.
                                    THE PLAN

         1.1. Name. This Plan shall be known as the "IJJ Corporation 2004 Stock Option Plan." Capitalized terms used herein are defined in Article VII hereof.

         1.2. Purpose. The purpose of the Plan is to promote the growth and general prosperity of the Company by permitting the Company to grant Options to purchase Common Stock of the Company to key Employees, Nonemployee Directors, and Advisors. The Plan is designed to help the Company and its subsidiaries and affiliates attract and retain superior personnel for positions of substantial responsibility and to provide key Employees, Nonemployee Directors, and Advisors with an additional incentive to contribute to the success of the Company. The Company intends that Incentive Stock Options granted pursuant to Article III shall qualify as "incentive stock options" within the meaning of Section 422 of the Code.

         1.3. Effective Date. The Plan shall become effective upon the Effective Date.

         1.4. Eligibility to Participate. Any key Employee, Nonemployee Director, or Advisor shall be eligible to participate in the Plan. Subject to the following provisions, the Committee may grant Options in accordance with such determinations as the Committee from time to time in its sole discretion shall make; provided, however, that Incentive Stock Options may be granted only to persons who are Employees.

         1.5. Shares Subject to the Plan. The shares of Common Stock to be issued pursuant to the Plan shall be either authorized and unissued shares of Common Stock or shares of Common Stock issued and thereafter acquired by the Company.

         1.6. Maximum Number of Plan Shares. Subject to adjustment pursuant to the provisions of Section 5.2, and subject to any additional restrictions elsewhere in the Plan, the maximum aggregate number of shares of Common Stock that may be issued and sold hereunder shall be 10,000,000. No more than 5,000,000 shares of Common Stock shall be available for Incentive Stock Options. Subject to adjustment pursuant to the provisions of Section 5.2, and subject to any additional restrictions elsewhere in the Plan, the maximum aggregate number of shares of Common Stock with respect to which Options may be granted to any Optionee during the term of the Plan shall not exceed 1,000,000 shares. Notwithstanding the foregoing, the maximum aggregate number of shares of Company Common Stock which may be issued under the 2004 Plan shall during any given calendar year not exceed 10% of the total outstanding shares of Company Common Stock during such calendar year.

         1.7. Options and Stock Granted Under Plan. If an Option terminates without being wholly exercised, new Options may be granted hereunder covering the number of Plan Shares to which such Option termination relates. Moreover, when an Option is exercised in whole or in part, the number of Plan Shares then available for issuance hereunder shall be increased by a number of shares equal to the number of Plan Shares to which the exercise relates.

         1.8. Conditions Precedent. The Company shall not issue any certificate for Plan Shares pursuant to the Plan prior to fulfillment of all of the following conditions:

                  (a) The admission of the Plan Shares to listing on all stock exchanges on which the Common Stock is then listed, unless the Committee determines in its sole discretion that such listing is neither necessary nor advisable;

                  (b) The completion of any registration or other qualification of the offer or sale of the Plan Shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body that the Committee shall in its sole discretion deem necessary or advisable; and

                  (c) The obtaining of any approval or other clearance from stockholders of the Company and any federal or state governmental agency that the Committee shall in its sole discretion determine to be necessary or advisable.

         1.9. Reservation of Shares of Common Stock. During the term of the Plan, the Company shall at all times reserve and keep available such number of shares of Common Stock as shall be necessary to satisfy the requirements of the Plan as to the number of Plan Shares. In addition, the Company shall from time to time, as is necessary to accomplish the purposes of the Plan, seek or obtain from any regulatory agency having jurisdiction any requisite authority that is necessary to issue Plan Shares hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance of any Plan Shares shall relieve the Company of any liability in respect of the nonissuance of Plan Shares as to which the requisite authority shall not have been obtained.

         1.10. Tax Withholding.

                  (a) Condition Precedent. The issuance of Plan Shares is subject to the condition that if at any time the Committee shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any federal, state or local law is necessary or desirable as a condition of, or in connection with, such issuances, then the issuances shall not be effective unless the withholding shall have been effected or obtained in a manner acceptable to the Committee.

                  (b) Manner of Satisfying Withholding Obligation. When a participant is required by the Committee to pay to the Company an amount required to be withheld under applicable income tax laws in connection with the exercise of an Option, such payment may be made (i) in cash, (ii) by check,
(iii) if permitted by the Committee, by delivery to the Company of shares of Common Stock already owned by the participant having a Fair Market Value on the Tax Date equal to the amount required to be withheld, (iv) if permitted by the Committee, through the withholding by the Company of a portion of the Plan Shares acquired upon the exercise of the Options (if applicable) having a Fair Market Value on the Tax Date equal to the amount required to be withheld, or (v) in any other form of valid consideration, as permitted by the Committee in its discretion.

                  (c) Notice of Disposition of Stock Acquired Pursuant to Incentive Stock Options. The Company may require as a condition to the issuance of Plan Shares covered by any Incentive Stock Option that the party exercising such Option give a written representation to the Company, which is satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he or she shall report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code. If and to the extent that the realization of income in such a disposition imposes upon the Company federal, state or local withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, the Company shall have the right to require that the recipient remit to the Company an amount sufficient to satisfy those requirements; and the Company may require as a condition to the issuance of Plan Shares covered by an Incentive Stock Option that the party exercising such Option give a satisfactory written representation promising to make such a remittance.

         1.11. Exercise of Options.

                  (a) Method of Exercise. Each Option shall be exercisable in accordance with the terms of the Option Agreement pursuant to which the Option was granted. No Option may be exercised for a fraction of a Plan Share.

                  (b) Payment of Purchase Price. The purchase price of any Plan Shares purchased shall be paid at the time of exercise of the Option either (i) in cash, (ii) by certified or cashier's check, (iii) if permitted by the Committee, by shares of Common Stock, (iv) if permitted by the Committee, by cash or certified or cashier's check for the par value of the Plan Shares plus a promissory note for the balance of the purchase price, which note shall provide for full personal liability of the maker and shall contain such terms and provisions as the Committee may determine, including without limitation the right to repay the note partially or wholly with Common Stock, (v) by delivery of a copy of irrevocable instructions from the Optionee to a broker or dealer, reasonably acceptable to the Company, to sell certain of the Plan Shares purchased upon exercise of the Option or to pledge them as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, or (vi) in any other form of valid consideration, as permitted by the Committee in its discretion. If any portion of the purchase price or a note given at the time of exercise is paid in shares of Common Stock, those shares shall be valued at the then Fair Market Value.

         1.12. Written Notice Required. Any Option shall be deemed to be exercised for purposes of the Plan when written notice of exercise has been received by the Company at its principal office from the person entitled to exercise the Option and payment for the Plan Shares with respect to which the Option is exercised has been received by the Company in accordance with Section 1.11.

         1.13. Compliance with Securities Laws. Plan Shares shall not be issued with respect to any Option unless the issuance and delivery of the Plan Shares and the exercise of an Option shall comply with all relevant provisions of state and federal law (including without limitation (i) the Securities Act and the rules and regulations promulgated thereunder, and (ii) the requirements of any stock exchange upon which the Plan Shares may then be listed) and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Committee may also require a participant to furnish evidence satisfactory to the Company, including without limitation a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the Plan Shares are being acquired only for investment and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each participant shall consent to the imposition of a legend on the certificate representing the Plan Shares issued pursuant to the exercise of an Option restricting their transfer as required by law or this section.

         1.14. Employment or Service of Optionee. Nothing in the Plan or in any Option granted hereunder shall confer upon any Employee any right to continued employment by the Company or any of its subsidiaries or affiliates or limit in any way the right of the Company or any of its subsidiaries or affiliates at any time to terminate or alter the terms of that employment. Nothing in the Plan or in any Option granted hereunder shall confer upon any Nonemployee Director or Advisor any right to continued service as a Nonemployee Director or Advisor of the Company or any of its subsidiaries or affiliates or limit in any way the right of the Company or any of its subsidiaries or affiliates at any time to terminate or alter the terms of that service.

         1.15. Rights of Optionees Upon Termination of Employment or Service. In the event an Optionee ceases to be an Employee, Nonemployee Director, or Advisor for any reason other than death, Permanent Disability or Misconduct, unless provided in an Option Agreement or in Article VI hereof, then, the unvested portion of the Optionee's Option shall terminate immediately and cease to remain outstanding and the vested portion shall immediately terminate at the beginning of the thirty-first (31st) day following termination of Optionee's service. In the event an Optionee ceases to serve as an Employee, Nonemployee Director, or Advisor due to death, Permanent Disability or Misconduct, the Optionee's Options may be exercised as follows:

                  (a) Death. Except as otherwise limited by the Committee at the time of the grant of an Option, if an Optionee dies while serving as an Employee, Nonemployee Director, or Advisor or within three months after ceasing to be an Employee, Nonemployee Director, Advisor, his or her Option shall become fully exercisable on the date of his or her death and shall expire 12 months thereafter, unless by its terms it expires sooner or unless, with respect to a Nonqualified Stock Option, the Committee agrees, in its sole discretion, to further extend the term of such Nonqualified Stock Option. During such period, the Option may be fully exercised, to the extent that it remains unexercised on the date of death, by the Optionee's personal representative or by the distributees to whom the Optionee's rights under the Option shall pass by will or by the laws of descent and distribution.

                  (b) Disability. If an Optionee ceases to serve as an Employee, Nonemployee Director, or Advisor as a result of Permanent Disability, the Optionee's Option shall become fully exercisable and shall expire 12 months thereafter, unless by its terms it expires sooner or, unless, with respect to a Nonqualified Stock Option, the Committee agrees, in its sole discretion, to extend the term of such Nonqualified Stock Option.

                  (c) Misconduct. Should the Optionee cease to be an Employee, Nonemployee Director or Advisor because of Misconduct, the Optionee's Option shall terminate whether vested or unvested immediately.

         1.16. Transferability of Options. Except as the Committee may otherwise provide, Options shall not be transferable other than by will or the laws of descent and distribution or, with respect to Nonqualified Stock Options, pursuant to the terms of a qualified domestic relations order as defined by the Code or Title I of ERISA, or the rules thereunder, and, with respect to Incentive Stock Options, may be exercised during the lifetime of an Optionee only by that Optionee or by his or her legally authorized representative. The designation by an Optionee of a beneficiary shall not constitute a transfer of the Option. The Committee may, in its discretion, provide in an Option Agreement that Nonqualified Stock Options granted hereunder may be transferred by the Optionee to members of his or her immediate family, trusts for the benefit of such immediate family members and partnerships in which such immediate family members are the only partners.

         1.17. Information to Participants. The Company shall furnish to each participant a copy of the annual report, proxy statements and all other reports (if any) sent to the Company's stockholders. Upon written request, the Company shall furnish to each participant a copy of its most recent Form 10-K Annual Report (if any) and each quarterly report to stockholders issued (if any) since the end of the Company's most recent fiscal year.

                                  ARTICLE II.
                                 ADMINISTRATION

         2.1. Committee. The Plan shall be administered by a Committee, which shall be appointed by the Board. If the Board so elects, the Plan may be administered by different Committees with respect to different groups of participants. The Committee shall be constituted to satisfy applicable laws.

Subject to the provisions of the Plan, the Committee shall have the sole discretion and authority to determine from time to time the Employees, Non-Employee Directors, and Advisors to whom Options shall be granted and the number of Plan Shares subject to each Option, to interpret the Plan, to prescribe, amend and rescind any rules and regulations necessary or appropriate for the administration of the Plan, to determine and interpret the details and provisions of each Option Agreement, to modify or amend any Option Agreement or waive any conditions or restrictions applicable to any Options (or the exercise thereof), and to make all other determinations necessary or advisable for the administration of the Plan. The Board may remove any member of the Committee, with or without cause.

         2.2. Majority Rule; Unanimous Written Consent. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by all members of the Committee shall constitute the action of the Committee. Meetings of the Committee may take place by telephone conference call.

         2.3. Company Assistance. The Company shall supply full and timely information to the Committee on all matters relating to Employees, Nonemployee Directors, and Advisors, their employment, death, Permanent Disability, or other termination of employment or other relationship with the Company, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

         2.4. Exculpation of Committee. No member of the Committee shall be personally liable for, and the Company shall indemnify all members of the Committee and hold them harmless against, any claims resulting directly or indirectly from any action or inaction by the Committee pursuant to the Plan.

                                  ARTICLE III.
                             INCENTIVE STOCK OPTIONS

         3.1. Terms and Conditions. The terms and conditions of Options granted under this Article may differ from one another as the Committee shall, in its discretion, determine, as long as all Options granted under this Article satisfy the requirements of this Article.

         3.2. Duration of Options. Each Option granted pursuant to this Article and all rights thereunder shall expire on the date determined by the Committee, but in no event shall any Option granted under this Article expire earlier than one year or later than 10 years after the date on which the Option is granted. In addition, each Option shall be subject to early termination as provided elsewhere in the Plan.

         3.3. Purchase Price. The purchase price for Plan Shares acquired pursuant to the exercise, in whole or in part, of any Option granted under this Article shall not be less than the Fair Market Value of the Plan Shares at the time of the grant of the Option; provided, however, in the event of the grant of any Option to an individual who, at the time the Option is granted, owns shares of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or affiliate thereof within the meaning of Section 422 of the Code, the purchase price for the Plan Shares subject to that Option must be at least 110% of the Fair Market Value of those Plan Shares at the time the Option is granted and the Option must not be exercisable after the expiration of five years from the date of its grant.

         3.4. Maximum Amount of Options First Exercisable in Any Calendar Year. The aggregate Fair Market Value of Plan Shares (determined at the time the Option is granted) with respect to which Options issued under this Article are exercisable for the first time by any Employee during any calendar year under all incentive stock option plans of the Company and its Subsidiaries and affiliates shall not exceed $100,000. Any portion of an Option granted under the Plan in excess of the foregoing limit shall be considered granted pursuant to
Article IV.

         3.5. Individual Option Agreements. Each Employee receiving Options pursuant to this Article shall be required to enter into a written Option Agreement with the Company. In such Option Agreement, the Employee shall agree to be bound by the terms and conditions of the Plan, the Options made pursuant hereto, and such other matters as the Committee deems appropriate.

                                  ARTICLE IV.
                           NONQUALIFIED STOCK OPTIONS

         4.1. Option Terms and Conditions. The terms and conditions of Options granted under this Article may differ from one another as the Committee shall, in its discretion, determine as long as all Options granted under this Article satisfy the requirements of this Article.

         4.2. Duration of Options. Each Option granted pursuant to this Article and all rights thereunder shall expire on the date determined by the Committee. In addition, each Option shall be subject to early termination as provided elsewhere in the Plan.

         4.3. Purchase Price. The purchase price for the Plan Shares acquired pursuant to the exercise, in whole or in part, of any Option granted under this Article shall not be less than the Fair Market Value of the Plan Shares at the time of the grant of the Option.

         4.4. Individual Option Agreements. Each Optionee receiving Options pursuant to this Article shall be required to enter into a written Option Agreement with the Company. In such Option Agreement, the Optionee shall agree to be bound by the terms and conditions of the Plan, the Options made pursuant hereto, and such other matters as the Committee deems appropriate.

                                   ARTICLE V.
                     TERMINATION, AMENDMENT, AND ADJUSTMENT

         5.1. Termination and Amendment. The Plan shall terminate with respect to Incentive Stock Options on the date that is ten years after the Effective Date and with respect to Nonqualified Stock Options on the date that is fifty years after the Effective Date. No Option shall be granted under the Plan after the respective date of termination. Subject to the limitations contained in this section, the Committee may at any time amend or revise the terms of the Plan, including the form and substance of the Option Agreements to be used in connection herewith; provided that no amendment or revision may be made without the approval of the stockholders of the Company if such approval is required under the Code, Rule 16b-3, or any other applicable law or rule. No amendment, suspension, or termination of the Plan shall, without the consent of the individual who has received an Option, alter or impair any of that individual's rights or obligations under any Option granted under the Plan prior to that amendment, suspension, or termination.

         5.2. Adjustments. If the outstanding Common Stock is increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or any other increase, or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company (but not including conversion of convertible securities issued by the Company), an appropriate and proportionate adjustment shall be made in the maximum number and kind of Plan Shares as to which Options may be granted under the Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised Options or portions thereof that shall have been granted prior to any such change shall likewise be made. Any such adjustment in outstanding Options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Options, but with a corresponding adjustment in the price for each share covered by the Options. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests.

                                  ARTICLE VI.
                             CORPORATE TRANSACTIONs;
                     CHANGES IN CAPITALIZATION; DISSOLUTION

         6.1. Corporate Transactions. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding Option shall not so accelerate if and to the extent: (i) such Option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable Option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such Option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested Option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such Option is subject to other limitations imposed by the Committee at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Committee, and its determination shall be final, binding and conclusive.

         6.2. Termination. Immediately following the consummation of the Corporate Transaction, all outstanding Options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) as provided in this Section VI.

         6.3. Assumption. Each Option which is assumed in connection with the Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the number and class of securities available for issuance under the Plan following consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding Option, provided the aggregate exercise price payable for such securities shall remain the same.

         6.4. Subsequent Termination. The Committee shall have the discretion, exercisable at the time the Option is granted or at any time while the Option remains outstanding, to provide that any Options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time shall automatically accelerate in the event the Optionee's Service should subsequently terminate by reason of an involuntary termination within eighteen (18) months following the effective date of such Corporate Transaction. Any Options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one
(1)-year period measured from the effective date of the involuntary termination.

         6.5. Automatic Acceleration. The Committee shall have the discretion, exercisable either at the time the Option is granted or at any time while the option remains outstanding to provide for the automatic acceleration of one or more outstanding Options upon the occurrence of a Corporate Transaction, whether or not those Options are to be assumed or replaced (or those repurchase rights are to be assigned) in the Corporation Transaction.

         6.6. Acceleration of Incentive Options. The portion of any Incentive Option accelerated in connection with a Corporate Transaction shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollars ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

         6.7. No Limitation on Actions. The grant of Options under the Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         6.8. Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

                                  ARTICLE VII.
                                  MISCELLANEOUS

         7.1. Other Compensation Plans. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any subsidiary or affiliate of the Company, nor shall the Plan preclude the Company or any subsidiary or affiliate thereof from establishing any other forms of incentive or other compensation plans.

         7.2. Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company and any subsidiary or affiliate of the Company that adopts the Plan.

         7.3. Number and Gender. Whenever used herein, nouns in the singular shall include the plural where appropriate, and the masculine pronoun shall include the feminine gender.

         7.4. Headings. Headings of articles and sections hereof are inserted for convenience of reference and constitute no part of the Plan.

         7.5. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

         7.6. Market Stand-Off. In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, the Optionee may not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any shares of Common Stock acquired upon exercise of an option granted under the Plan without the prior written consent of the Corporation or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be required to execute such agreements as the Corporation or the underwriters request in connection with the Market Stand-Off.

                                  ARTICLE VIII.
                                   DEFINITIONS

         As used herein with initial capital letters, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

         8.1. "Advisor" means any individual performing substantial bona fide services for the Company or any subsidiary or affiliate of the Company that has adopted the Plan who is not an Employee or a Director.

         8.2. "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

         8.3. "Board" means the Board of Directors of the Company.

         8.4. "Code" means the Internal Revenue Code of 1986, as amended.

         8.5.  "Committee"  means the  Committee  appointed in  accordance  with
Section 2.1.

         8.6. "Common Stock" means the Common Stock, par value $.001 per share, of the Company or, in the event that the outstanding shares of such Common Stock are hereafter changed into or exchanged for shares of a different stock or security of the Company or some other corporation, such other stock or security.

         8.7. "Company" means IJJ Corporation, a Delaware corporation.

         8.8.   "Corporate   Transaction"   means   either   of  the   following
stockholder-approved transactions to which the Company is a party:

                  (i). a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or person different from the persons holding those securities immediately prior to such transaction, or

                  (ii). the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company.

         8.9. "Director" means a member of the Board.

         8.10. "Effective Date" means December 18, 2003.

         8.11. "Employee" means an employee (as defined in Section 3401(c) of the Code and the regulations thereunder) of the Company or of any subsidiary or affiliate of the Company that adopts the Plan, including Officers.

         8.12. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         8.13. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         8.14. "Fair Market Value" means such value as determined by the Committee on the basis of such factors as it deems appropriate; provided that if the Common Stock is traded on a national securities exchange or transactions in the Common Stock are quoted on the Nasdaq National Market System, such value as shall be determined by the Committee on the basis of the reported sales prices for the Common Stock on the date for which such determination is relevant, as reported on the national securities exchange or the Nasdaq National Market System, as the case may be. If the Common Stock is not listed and traded upon a recognized securities exchange or on the Nasdaq National Market System, the Committee shall make a determination of Fair Market Value on a reasonable basis, which may include the mean between the closing bid and asked quotations for such stock on the date for which such determination is relevant (as reported by a recognized stock quotation service) or, in the event that there shall be no bid or asked quotations on the date for which such determination is relevant, then on the basis of the mean between the closing bid and asked quotations on the date nearest preceding the date for which such determination is relevant for which such bid and asked quotations were available.

         8.15.  "Incentive  Stock  Option" means an Option  granted  pursuant to
Article III.

         8.16. "Misconduct" means the commission of any act of fraud, embezzlement or dishonesty by the Optionee, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Company, or any other intentional misconduct or negligence by such person adversely affecting the business or affairs of the Company in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company may consider as grounds for the dismissal or discharge of any Optionee or other person in the service of the Company.

         8.17.  "Nonemployee Director" means a member of the Board who is not an
Officer  or  Employee;   provided  that,  as  used  in  Section  2.1,  the  term
"Non-Employee Director" shall have the meaning provided in that section.

         8.18.  "Nonqualified  Stock Option" means an Option granted pursuant to
Article IV.

         8.19. "Officer" means an officer of the Company or of any subsidiary or affiliate of the Company.

         8.20. "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

         8.21. "Optionee" means an Employee, Nonemployee Director, or Advisor to whom an Option has been granted hereunder.

         8.22. "Option Agreement" means an agreement between the Company and an Optionee with respect to one or more Options.

         8.23.  "Permanent  Disability" has the same meaning as that provided in
Section 22(e)(3) of the Code.

         8.24. "Plan" means the IJJ Corporation 2004 Stock Option Plan, as amended from time to time.

         8.25. "Plan Shares" means shares of Common Stock issuable pursuant to the Plan.

         8.26. "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor rule.

         8.27. "Securities Act" means the Securities Act of 1933, as amended.

         8.28. "Tax Date" means the date on which the amount of tax to be withheld is determined.

                                 SUN & SURF INC.
               Proxy Solicited on Behalf of the Board of Directors
                     for the Annual Meeting of Shareholders
                                February 17, 2004


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby constitutes and appoints Clifford Pope and Larry
L. Brooks, Sr. (acting unanimously, or if only one is present, by that one alone), and each of them, with full power of substitution and revocation, as the true and lawful attorney and proxy of the undersigned, to attend the Annual Meeting of Shareholders of Sun & Surf Inc. (the "Company") to be held at 8540 Ashwood Drive, Capitol Heights, Maryland, at 2:00 p.m., Eastern Standard Time on February 17, 2004, and any adjournments thereof, and to vote the shares of Common Stock standing in the name of the undersigned with all powers the undersigned would possess if personally present at the meeting.

(1)      Change the Company name to IJJ Corporation.

         |_|  FOR                |_|  AGAINST                |_|  ABSTAIN

(2)      Reincorporate the Company in Delaware.

         |_|  FOR                |_|  AGAINST                |_|  ABSTAIN

(3) Election of four (4) Directors to serve until the next Annual Meeting of Shareholders.

         |_| FOR All nominees named (except as marked to the contrary). |_| WITHHOLD AUTHORITY to vote for all nominees named.

Names of Nominees: Clifford Pope   Larry L. Brooks, Sr.   Larry Swinton
                   Robert L. Waller

(Instruction: To withhold authority to vote for individual nominees, write the nominee's names on the following line.)



(4) Approve new stock option plan for the benefit of the Company's employees, officers, directors and advisors.

         |_|  FOR                |_|  AGAINST                |_|  ABSTAIN

                  (Continued, and to be signed, on other side)

                           (Continued from other side)


(5) Ratification of Appointment of Schwartz Levitsky Feldman llp as independent public accountants of the Company.

         |_|  FOR                |_|  AGAINST                |_|  ABSTAIN

(6) In their discretion to vote upon such other business as may properly come before the meeting.

         |_|  FOR                |_|  AGAINST                |_|  ABSTAIN


         If no specific direction is given, this proxy will be voted "FOR" the changing of the Company name to IJJ Corporation, "FOR" the reincorporation of the Company in Delaware, "FOR" the election as directors of those four nominees named in this Proxy Card, "FOR" the approval of the new stock option plan for the benefit of the Company's employees, officers, directors and advisors, "FOR" the proposal to ratify the appointment of Schwartz Levitsky Feldman llp as independent public accountants for the Company, and in accordance with their best judgment on all other matters that may properly come before the meeting.

         Please sign exactly as your name appears below. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                            DATED: _____________________________________________


                            ____________________________________________________
                            (Print Full Name of Shareholder)


                            ____________________________________________________
                            (Signature of Shareholder)


                            ____________________________________________________
                            (Insert Title of Above Signatory if Shareholder
                             is not an Individual)


                            No postage is required if returned in the enclosed envelope and mailed in the United States. Shareholders who are present at the meeting may withdraw their Proxy and vote in person if they so desire.

 PLEASE SIGN AS YOUR NAME APPEARS HEREON, DATE AND RETURN PROXY TO THE TRANSFER
       AGENT, AMERICAN REGISTRAR & TRANSFER CO, IN THE ENCLOSED ENVELOPE.